UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22367

The Endowment Institutional Fund, L.P.

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, SUITE 800, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

A. Haag Sherman The Endowment Registered Fund, L.P. 4265 San Felipe, Suite 800 Houston, TX 77027 (Name and address of agent for service)	With a copy to: George J. Zornada K & L Gates LLP State Street Financial Center One Lincoln St. Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 800-725-9456

Date of fiscal year end: 12/31/10

Date of reporting period: 12/31/10

Item 1. Reports to Stockholders.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

THE ENDOWMENT FUND™

DEMOCRATIZING INVESTING

SHAREHOLDERS' REPORT

DECEMBER 31, 2010

Dear TEF Partners:

2010 was yet another interesting and challenging year for the markets. Given the market volatility, we were pleased with The Endowment Fund’s (TEF or the Fund) stable performance during 2010. The Fund generated an 8.3% net return1, with a fourth of the volatility of the broad equity markets (5% standard deviation versus 19% for the S&P 500 Index). 2 As most of you know, the goal of the Fund is to generate long-term equity returns (7% above inflation) over time, with approximately half the standard deviation. Our goal is to compound capital at a steadier, less volatile rate, which results in greater capital preservation and wealth creation over time. Indeed, since inception, the Fund has achieved those objectives:

* Past performance is not a guarantee of future results.

While the Fund did trail the S&P 500 and the 60/40 Balanced Portfolios during the year, those indices exhibited fairly significant volatility during the year, particularly in the severe correction during May/June, while TEF generated consistent returns all year with extremely low levels of volatility. This generation of high quality risk adjusted returns has resulted in significant outperformance of the 60/40 since inception and a much higher return per unit of risk versus the S&P 500 since inception.

2010 in Review

The US equity markets experienced a choppy first eight months of the year. Indeed, the S&P 500 saw wide swings in monthly gains and losses and a high degree of volatility resulting in negative returns for the index through late August. Further, the bond market also experienced volatility as rates began to rise in the latter half of the year. In both asset classes, market participants swung between optimism and pessimism about the US and global economies. Global economic news left most investors confounded. The economic news out of Germany was strong. Yet, the peripheral European countries faced continued funding problems, a condition that drove the world’s equity markets dramatically lower in the second quarter of 2010.

Emerging markets, on the other hand, continued their incredible growth trajectory, however investors began to worry about inflation and the ability of governments to manage the risks of rising costs. After a very strong few years, China’s equity markets swooned in late 2010 as authorities “tapped the brakes” on monetary and fiscal stimulus to try and rein in inflation.

1 The Endowment Fund has a variety of feeders, which all feed into a single “master” fund called The Endowment Master Fund, L.P. Each “feeder” fund has different expense ratios, which provide for slightly different returns from one “feeder” fund to the next. Accordingly, unless otherwise specified, the returns outlined herein are those of The Endowment Registered Fund, which is the largest “feeder” fund in The Endowment Fund complex. Your returns may vary, based on the feeder in which you invest and the timing of your investment. Please consult your capital account statement for the exact returns of your investment.

2 Please refer to the 1, 3 and 5 year TEF vs. S&P 500 performance comparisons in the Performance Table above for more complete performance information.

Commodities—from energy to gold to agricultural commodities—surged ahead. Supply and demand considerations drove energy and agricultural commodities. Commodities, generally, and gold, specifically, were also driven higher by investor concerns about monetary debasement.

In the US, the economic news was mixed, but trended positive—except on the employment and housing fronts. Further, corporate earnings showed continued, surprising strength.

Despite the positives, investors were nervous and fearful for the first eight months of 2010, until a remarkable event occurred. And, this event did not happen in Beijing, Berlin or even New York. Rather, the story of 2010 occurred in Jackson Hole, Wyoming.

The Fed’s “Money for Nothing” Program

On August 27, 2010, Federal Reserve Chairman Ben S. Bernanke took a play out of Japan’s play book and signaled what has popularly become known as QE II. QE II represents the Fed’s second dose of quantitative easing, where the Federal Reserve entered the markets to buy US Treasuries in an attempt to hold interest rates down and reflate asset values.

Bernanke’s logic was quite simple. By signaling QE II, he wagered that investors would initially flock to US Treasuries, which would increase in value as yields fell. But, by driving up US Treasury prices (and yields down), Bernanke knew that he would ultimately force investors out of Treasuries and into riskier assets, in search of higher returns and yields. This would reflate asset values, creating a “wealth effect”. That is, as investors feel wealthier, they would spend more and power the economy forward.

Despite the potential for dubious long-term effects, Bernanke has thus far been proven right. After announcing QE II, the US Treasury market powered forward (initially compressing rates before they began to spike in October) and US equities began another big run—as evidenced by the following charts:

Of course, this seemingly free lunch was hardly free—it came at the expense of the dollar. Since the Fed effectively “prints money” to buy US Treasuries, the monetary base of dollars was increased, spooking investors concerned about the ultimate impact of increased money supply on the dollar. So, quite logically, the dollar fell in the final four months of 2010 as you can see in the chart above.

By debasing the currency, Bernanke was also hoping to stoke inflation. While not the norm for a central banker, Bernanke’s principal concern was (and perhaps still is) not inflation, but deflation—which is the stuff that Depressions are made of.

While Bernanke’s actions are unconventional to many Americans, Bernanke is following a playbook used by every central bank ever created—debasing the currency to stave off the deflationary impact of excess debt. Perhaps this time is different, but history is not on Bernanke’s side. Indeed, history is littered with central bankers who have believed that they could contain the ramifications of monetary debasement.

Given that, our view is that this time will not be different. While it may take years to play out, we believe that Bernanke’s gamble will not end well. In the meantime, we must remain focused and invest with a goal of generating consistently strong long-term returns. And, that brings us to our outlook for 2011.

Market Outlook

We believe that 2011 may prove to be another strong one for the equity markets, with upper single digit or low double digit returns for the S&P 500 if the full program of QE II is implemented. We believe that strong corporate earnings will continue at least through the first half of the year. Further, the economic news should continue to trend towards the positive, as the impact of monetary and fiscal stimulus continues. Emerging markets should power forward, as their consumer base continues to grow and spend, but are at risk of a short-term correction due to fears of inflation. With accommodative monetary policy globally, short-term rates should remain low throughout 2011. While the curve may be steep, low short-term rates should keep long-term rates anchored—at least for the time being. Indeed, real long-term rates are quite high at the moment, once inflation (or the lack thereof) is taken into account. And, with the curve as steep as it is, Bernanke is also providing banks a great “free lunch”—given that they can borrow short term money at less than 1% and lend it out at much higher rates (or better yet, buy risk free Treasuries). Investors may also be cheered by new rhetoric about fiscal restraint in Washington—though we believe that words will not be matched by deeds.

That, indeed, is a healthy plate-full of good news. However, now for the worries—and there are still lots of them!

The funding issues in peripheral Europe remain overwhelming, and the US could also see similar funding issues, as many municipalities struggle to re-finance their debt. High food prices—perhaps a result of easy monetary policy in the US—is fueling unrest in the Middle East and elsewhere, along with a strong desire on the part of the people to remove the autocrats who have ruled those nations for decades. Obviously, unrest in the Middle East could have significant repercussions for the global financial and energy markets. Also, in the US, for all of the good news on the economic front, unemployment remains high and under-employment is staggering. Further, housing remains moribund, despite the fact that mortgage rates are quite low. And, worst of all, monetary stimulus will wear off by the middle part of the year, as QE II expires. By that time, the Federal Reserve will own more US Treasuries than China (a staggering thought). However, there may not be much appetite on the part of the Federal Reserve to continue with quantitative easing; particularly with a Republican Congress (led by Rep. Ron Paul) scrutinizing the Fed’s every move. As that date nears, the bond market may see further deterioration, pushing rates higher. Further, any whiff of inflation may send investors scurrying for cover as well.

So, while we believe that the markets could enjoy a strong first six months, the last six months of 2011 may prove much more challenging for global investors.

TEF Positioning

Given these views, the Fund remains balanced and diversified, seeking to generate a more consistent stream of returns.

Our portfolio performance can be separated into three distinct blocks, Equity, Low Volatility and Real Assets. Our Low Volatility Portfolio remains a significant allocation, at 36%. We believe that this portfolio—which spans credit and arbitrage strategies—provides a more consistent return stream, with lower volatility than traditional fixed income portfolios. While we have lowered our weighting to these strategies, we believe that this “Alpha” block of investments is a critical component to our portfolio, given the uncertainties that pervade the world and the threat to bonds that lurks in higher potential interest rates. Our equity portfolio represents approximately 44% of the portfolio, roughly half of which is in Global Opportunistic strategies. Furthermore, an increasing portion of our equity portfolio is our private equity portfolio, which is now maturing and adding to our return stream. This is a truly global portfolio, with investments spread across the US, Asia, Europe and South America. While most of our investments are through private equity funds, we have made some direct investments, including one in a company that everyone is talking about, Facebook (at less than half the valuation of the most recent funding). Our Real Asset portfolio stands at 20%, and includes energy and other commodities (including precious metals). In addition, this portfolio includes a small, but growing, allocation to global real estate. As with equities, we have private investments in this portfolio, including energy, agricultural lands and real estate. Overall, our portfolio is “Alpha” focused, as we prefer to invest in managers who can generate strong risk-adjusted returns. Further, we believe that our private portfolio represents a strong means to generate returns through both “Beta” and “Alpha”—since the private markets tend to grow as the public markets do (Beta) and manager skill provides a critical component (Alpha). By virtue of the breadth of the asset allocation and the quality of the managers in this portfolio, we believe that we are well positioned to generate very attractive risk-adjusted returns in 2011 and beyond.

Conclusion

The Fund has shown the ability to preserve capital during turbulent markets (yes, learned a great deal during 2008) and has the potential to capture significant upside in bull markets. We believe TEF is an attractive solution for investors looking to diversify a portion of their traditional equity exposure without giving up the ability to generate consistent real returns similar to long-term equity returns. On the heels of last year’s historic rally in the equity markets, valuations today are quite high by historic standards and expected returns over the next decade are low relative to history (GMO LLC now projects large cap U.S. Equities to generate only 0.4% real returns over the next 7 years3). We believe there is a tremendous opportunity to “sell into strength” and reduce long equity exposure in client portfolios and replace that exposure with a portfolio that can generate similar returns with much lower volatility and consistency. Further, many investors have made significant returns in fixed income and/or have cash on the sidelines. If interest rates rise, fixed income will be challenged, as it was in the 1970s. And, cash—today—is earning less than 1%. So, we believe that TEF offers a nice allocation for investors who are concerned about equity, fixed income and even cash, but do want market exposure and an attractive risk/return profile over time (as illustrated by the following chart).

3 GMO LLC. 7-Year Asset Class Return Forecast. As of 12/31/10. GMO is a privately held global investment management firm.

As the chart above illustrates quite nicely, since inception, The Endowment Fund has performed as expected, generating annualized returns similar to equities (+7.3% v. +7.3%) with exactly half the volatility (7.7% for the Fund versus 15.4% for the S&P 500) as measured by standard deviation. Further, TEF has exhibited low correlation to stocks and bonds (R²=0.37 to the S&P 500, 0.02 to Barclays Intermediate Bond Index). So, TEF can be added to a traditional 60/40 portfolio and increase the return profile and reduce overall portfolio volatility. While no one can accurately predict the future, we believe that the process inherent in the Endowment Model of investing is likely to generate consistent, long-term returns with low volatility for many decades to come and can play an important role in all portfolios to enhance returns and reduce risk. Past performance is no guarantee of future results.

The Endowment Fund Fees and Expenses

The Endowment Fund performance information presented in this document is net of fees and expenses. TEF fees are as follows: Management Fee: 1%, Servicing Fees: up to 1%. Fund Expenses vary by feeder and are listed below (inclusive of Master Fund expenses):

•	Registered Fund: 2.24%
•	TEI Fund: 2.08%
•	Institutional Fund: 2.60%
•	Domestic Fund: 1.48%
•	Domestic QP Fund: 1.81%
•	Exempt Fund II: 1.51%
•	Exempt QP Fund II: 1.61%
•	International Fund: 2.96%

We are grateful for your continued support and partnership. If you have any questions, please do not hesitate to call our Sales Desk at 1-800-725-9456.

Best regards,

John A. Blaisdell Co-Chief Executive Officer	Andrew B. Linbeck Co-Chief Executive Officer

Mark W. Yusko Chief Investment Officer Endowment Advisers, L.P.	A. Haag Sherman Co-Chief Executive Officer

Report of Independent Registered Public Accounting Firm

The Board of Directors and Partners

The Endowment Institutional Fund, L.P.:

We have audited the accompanying statement of assets, liabilities and partners’ capital of The Endowment Institutional Fund, L.P. (the “Institutional Fund”) as of December 31, 2010, and the related statements of operations, changes in partners’ capital and cash flows, and the financial highlights for the period February 1, 2010 (commencement of operations) through December 31, 2010. These financial statements and financial highlights are the responsibility of the Institutional Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Institutional Fund, L.P. as of December 31, 2010, the results of its operations, changes in its partners’ capital, its cash flows and the financial highlights for the period February 1, 2010 through December 31, 2010 in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 28, 2011

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Statement of Assets, Liabilities and Partners’ Capital

December 31, 2010

Assets
Investment in the Master Fund, at estimated fair value	$19,322,567
Advanced contributions to the Master Fund	5,543,000
Prepaids and other assets	12,721

Total assets	24,878,288

Liabilities and Partners’ Capital
Contributions received in advance	5,543,000
Servicing Fees payable	15,169
Accounts payable and accrued expenses	46,583

Total liabilities	5,604,752

Partners’ capital	19,273,536

Total liabilities and partners’ capital	$24,878,288

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Statement of Operations

For the Period from February 1, 2010 through December 31, 2010*

Net investment loss allocated from the Master Fund:
Dividend income (net of foreign tax withholding of $89)	$24,040
Interest income	5,089
Dividend income from affiliated investments	3,792
Interest income from affiliated investments	710
Expenses	(117,090)

Net investment loss allocated from the Master Fund	(83,459)

Expenses of the Institutional Fund:
Servicing Fees	35,113
Organization costs	48,461
Amortization of offering costs	18,012
Professional fees	10,500
Tax fees	22,500
Other expenses	7,330

Total expenses of the Institutional Fund	141,916

Net investment loss of the Institutional Fund	(225,375)

Net realized and unrealized gain from investments, affiliated investments, foreign currency transactions and translations, options and redemptions in-kind allocated from the Master Fund:
Net realized gain from investments, affiliated investments, foreign currency transactions, options and redemptions in-kind	433,512
Change in unrealized appreciation/depreciation from investments, foreign currency translations and options allocated from the Master Fund	864,172

Net realized and unrealized gain from investments, affiliated investments, foreign currency transactions and translations, options and redemptions in-kind allocated from the Master Fund	1,297,684

Net increase in partners’ capital resulting from operations	$1,072,309

*	The Institutional Fund commenced operations on February 1, 2010.

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Statement of Changes in Partners’ Capital

For the Period from February 1, 2010 through December 31, 2010*

Partners’ capital at February 1, 2010	$—
Contributions	18,201,227
Withdrawals	—
Net increase in partners’ capital resulting from operations:
Net investment loss	(225,375)
Net realized gain from investments	433,512
Change in unrealized appreciation/depreciation from investments	864,172

Net increase in partners’ capital resulting from operations	1,072,309

Partners’ capital at December 31, 2010	$19,273,536

*	The Institutional Fund commenced operations on February 1, 2010.

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Statement of Cash Flows

For the Period from February 1, 2010 through December 31, 2010*

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$1,072,309
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash used in operating activities:
Net realized and unrealized (gain) from investments, affiliated investments, foreign currency transactions and translations, options, and redemptions in-kind allocated from the Master Fund	(1,297,684)
Net investment loss allocated from the Master Fund	83,459
Contributions to the Master Fund	(18,201,227)
Withdrawals from the Master Fund	92,885
Increase in advanced contributions to the Master Fund	(5,543,000)
Increase in prepaid offering costs	(12,721)
Increase in Servicing Fees payable	15,169
Increase in accounts payable and accrued expenses	46,583

Net cash used in operating activities	(23,744,227)

Cash flows from financing activities:
Contributions	23,744,227
Withdrawals	—

Net cash provided by financing activities	23,744,227

Net change in cash and cash equivalents	—
Cash and cash equivalents at beginning of period	—

Cash and cash equivalents at end of period	$—

*	The Institutional Fund commenced operations on February 1, 2010.

See accompanying notes to financial statements.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements

December 31, 2010

(1) ORGANIZATION

The Endowment Institutional Fund, L.P. (the “Institutional Fund”), is a limited partnership organized under the laws of the state of Delaware. The Institutional Fund was registered and began operations on February 1, 2010, (“Inception”) as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Institutional Fund was created to serve as a feeder fund for The Endowment Master Fund, L.P. (the “Master Fund”). For convenience, reference to the Institutional Fund may include the Master Fund, as the context requires.

The Institutional Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Institutional Fund pursues its investment objective by investing substantially all of its assets in the Master Fund, which invests its assets in a variety of investment vehicles including but not limited to limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange traded funds) and direct investments in marketable securities and derivative instruments. The Master Fund’s consolidated financial statements, footnotes and Consolidated Schedule of Investments, included elsewhere in this report, are an integral part of the Institutional Fund’s financial statements that should be read in conjunction with this report. The percentage of the Master Fund’s partnership interests owned by the Institutional Fund on December 31, 2010, was 0.36%.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Institutional Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Institutional Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Institutional Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Institutional Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Institutional Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Institutional Fund’s investment program subject to the ultimate supervision of the Board. In addition to investment advisory services, the Adviser also functions as the servicing agent of the Institutional Fund (the “Servicing Agent”) and as such provides or procures investor services and administrative assistance for the Institutional Fund. The Adviser can delegate all or a portion of its duties as Servicing Agent to other parties, who would in turn act as sub-servicing agents.

Under the Institutional Fund’s organizational documents, the Institutional Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Institutional Fund. In the normal course of business, the Institutional Fund enters into contracts with service providers, which also provide for indemnifications by the Institutional Fund. The Institutional Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Institutional Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2010

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Institutional Fund conform with U.S. generally accepted accounting principles (“GAAP”).

(b) CASH EQUIVALENTS

The Institutional Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Institutional Fund records monthly, its pro-rata share of income, expenses, changes in unrealized appreciation and depreciation, and realized gains and losses derived from the Master Fund.

The Institutional Fund records security transactions on a trade-date basis.

Investments that are held by the Institutional Fund are marked to estimated fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Statement of Operations.

In general, distributions received from Investment Funds are accounted for as a reduction to cost and any proceeds received above the allocated cost basis results in a realized gain. Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Institutional Fund’s investments will be determined as of the close of business at the end of any fiscal period, generally monthly. The valuation of the Institutional Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Institutional Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Institutional Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser Valuation Committee (as defined below) of the Institutional Fund’s valuation policies that the Board of the Institutional Fund has approved for purposes of determining the value of securities held by the Institutional Fund, including the fair value of the Institutional Fund’s investments in Investment Funds.

The Board has also authorized the establishment of a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review the Investment Funds’ valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Independent Administrator.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2010

The Institutional Fund invests substantially all of its assets in the Master Fund. Investments in the Master Fund are recorded at estimated fair value based on the Institutional Fund’s proportional share of the Master Fund’s partners’ capital. Valuation of the investments held by the Master Fund is discussed in the Master Fund’s notes to consolidated financial statements, included elsewhere in this report.

(e) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Institutional Fund bears all expenses incurred in its business, directly or indirectly through its investment in the Master Fund, including but not limited to, the following: all costs and expenses related to investment transactions and positions for the Institutional Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Institutional Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners; and other types of expenses as may be approved from time to time by the Board. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

(g) INCOME TAXES

The Institutional Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Institutional Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities.

The Institutional Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Institutional Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Institutional Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Institutional Fund would be recorded as a tax benefit or expense in the current period. For the period February 1 to December 31, 2010, the Institutional Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

(h) USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2010

expenses during the reporting period. Actual results could differ from those estimates, and such differences may be significant.

(i) ORGANIZATIONAL EXPENSES

The Institutional Fund’s organizational expenses (the “Organizational Expenses”) were initially borne by the Adviser or an affiliate thereof and for capital account allocation purposes assumed to be reimbursed, over not more than a 60 month period of time, notwithstanding that such Organizational Expenses were expensed in accordance with GAAP for Institutional Fund financial reporting purposes upon commencement of operations.

(3) FAIR VALUE MEASUREMENTS

The Institutional Fund records its investment in the Master Fund at estimated fair value. Investments of the Master Fund are recorded at estimated fair value as more fully discussed in the notes to the Master Fund’s consolidated financial statements included elsewhere in this report.

(4) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Institutional Fund will issue new Interests. The Interests have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state. The Institutional Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Institutional Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Institutional Fund’s limited partnership agreement.

The Institutional Fund reserves the right to reject any applications for Interests. The $5,543,000 in contributions received in advance as of December 31, 2010 represents subscriptions for Institutional Fund Interests received prior to the January 2011 closing.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Institutional Fund, including allocations from the Master Fund, are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Institutional Fund, including any net change in unrealized appreciation or depreciation from investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2010

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Institutional Fund repurchase all or any portion of an Interest at any time prior to the business day immediately preceding the one-year anniversary of the partner’s purchase of such Interest (or portion thereof) without incurring additional costs including an early repurchase fee. The Adviser, which also serves as the investment adviser of the Master Fund, expects that it will recommend to the Board that the Institutional Fund offer to repurchase such Interests each calendar quarter, pursuant to written tenders by partners. However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. Since the Institutional Fund’s assets are invested in the Master Fund, the ability of the Institutional Fund to have its Interests in the Master Fund be repurchased would be subject to the Master Fund’s repurchase policy. In addition, the Institutional Fund may determine not to conduct a repurchase offer each time the Master Fund conducts a repurchase offer. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must tender their Interests for repurchase and the date they can expect to receive payment for their Interests from the Institutional Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

As of December 31, 2010, all of the investments made by the Institutional Fund were in the Master Fund.

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Institutional Fund may invest either directly or through the Master Fund may trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Institutional Fund’s risk of loss in these Investment Funds is limited to the Institutional Fund’s pro rata share of the value of the investment in or commitment to such Investment Funds as held directly or through the Master Fund. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(7) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee based on the month end partners’ capital of the Master Fund. The Independent Administrator will also provide the Institutional Fund and the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The fees for Institutional Fund administration will be paid out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of the partners in the Institutional Fund.

(8) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund and the Institutional Fund, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”) equal to 1.00% based on the Master Fund’s partners’ capital at the end of each month. So

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2010

long as the Institutional Fund invests all of its investable assets in the Master Fund, the Institutional Fund will not pay the Adviser directly any Investment Management Fee; however, should the Institutional Fund not have all of its investments in the Master Fund, it may be charged the 1.00% Investment Management Fee directly. The Institutional Fund’s partners bear an indirect portion of the Investment Management Fee paid by the Master Fund. The Investment Management Fee will decrease the net profits or increase the net losses of the Master Fund and indirectly the Institutional Fund as the fees reduce the capital accounts of the Master Fund’s partners.

(b) SERVICING FEE

In consideration for providing or procuring investor services and administrative assistance to the Institutional Fund, the Adviser will receive a servicing fee (the “Servicing Fee”) equal to 0.35% (on an annualized basis) of each partner’s capital account balance, calculated at the end of each month, payable quarterly in arrears.

The Adviser may engage one or more sub-servicing agents to provide some or all of the services. Compensation to any sub-servicing agent is paid by the Adviser. The Adviser or its affiliates also may pay a fee out of their own resources to sub-servicing agents.

For the period from February 1 through December 31, 2010, $35,113 was incurred for Servicing Fees.

(c) PLACEMENT AGENTS

The Institutional Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Institutional Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Institutional Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents.

(9) FINANCIAL HIGHLIGHTS

For the Period from February 1, 2010 through December 31, 2010[1]
Net investment (loss) to average partners’ capital[2]	(2.26)%
Expenses to average partners’ capital[2]	2.60%
Portfolio turnover[3]	26.71%
Total return[4]	6.74%
Partners’ capital, end of period (in 000’s)	$19,274

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Notes to Financial Statements, continued

December 31, 2010

1	The Institutional Fund commenced operations on February 1, 2010.
2

Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period. Ratios include allocations of net investment loss and expenses from the Master Fund. These ratios have been annualized for periods less than twelve months.

3	The Institutional Fund is invested exclusively in the Master Fund, therefore this ratio reflects the portfolio turnover of the Master Fund for the year ended December 31, 2010.
4

Calculated as geometrically linked monthly returns for each month in the period. The reported total return amount for the period from February 1, 2010 through December 31, 2010, is negatively impacted by the write off of the Institutional Fund’s Organizational Expenses, which occurred at Inception of the Institutional Fund’s operations in accordance with GAAP. Had these costs not been included as an expense at Inception for the purposes of the total return calculation and were instead amortized over 60 months as they are being handled for capital allocation purposes, the total return would have been 7.87% for the period from February 1, 2010 through December 31, 2010. Total return is not annualized for periods less than twelve months.

(10) SUBSEQUENT EVENTS

The Institutional Fund accepts initial or additional applications for Interests generally as of the first day of the month. Investor subscriptions for Interests totaled approximately $10 million and $3 million for January and February 2011, respectively.

Based on the partners’ capital of the Institutional Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $2,000,000 be made for the quarter ending March 31, 2011 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and a tender offer notice with a February 22, 2011 expiration date was mailed to the investors in the Institutional Fund and approximately $169 thousand was tendered.

Management of the Institutional Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2010.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2010

(Unaudited)

Directors and Officers

The Institutional Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Institutional Fund who are responsible for the Institutional Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Institutional Fund may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Director and officer, his or her full name, address and age (as of December 31, 2010), the position held with the Institutional Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

Compensation for Directors

The Institutional Fund, the Master Fund, The Endowment Registered Fund, L.P. and The Endowment TEI Fund, L.P. together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $42,000, which is paid quarterly, a fee of $5,000 per Board meeting, a fee of $2,500 for any special Board meeting, a fee of $1,250 per interim Board meeting, a fee of $1,250 per each committee meeting to each committee member, and an annual fee of $10,000 for the audit committee chairman, and $7,500 for each other committee chair, each of which is paid quarterly, and an annual fee of $10,000, paid quarterly, to the lead Independent Director. There are currently five Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Directors

Name, Address and Age	Position(s) Held with the Institutional Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Blaisdell(1) Age: 50 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	4	Salient Absolute Return Funds (investment companies) (three funds)

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Name, Address and Age	Position(s) Held with the Institutional Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew B. Linbeck(1) Age: 46 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	4	Salient Absolute Return Funds (investment companies) (three funds)
A. Haag Sherman(1) Age: 45 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	4	Salient Absolute Return Funds (investment companies) (three funds); Plains Capital Corporation, since 2009

(1)

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Institutional Fund, the Master Fund, The Endowment Registered Fund, L.P., The Endowment TEI Fund, L.P. and the Adviser.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Independent Directors

Name, Address and Age	Position(s) Held with the Institutional Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Karin B. Bonding, CFA Age: 70 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since 2010	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	4	Salient
Absolute
Return
Funds

(investment
companies)

(three funds);

Brandes
Investment
Trust
(investment
companies)
(four funds)
since  2006;
Credit
Suisse
Alternative
Capital
Funds
(investment
companies)
(six funds)
2005-2010

Jonathan P. Carroll Age: 49 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President of Lazarus Financial LLC (holding company) since 2006; private investor for the prior five years	4	Salient Absolute Return Funds (investment companies) (three funds); Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Name, Address and Age	Position(s) Held with the Institutional Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Richard C. Johnson Age: 73 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	4	Salient Absolute Return Funds (investment companies) (three funds)
G. Edward Powell Age: 74 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	4	Salient Absolute Return Funds (investment companies) (three funds); Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009
Scott E. Schwinger Age: 45 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team), 1999	4	Salient Absolute Return Funds (investment companies) (three funds); The Make- A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Name, Address and Age	Position(s) Held with the Institutional Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Bernard Harris Age: 54 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since June 2009	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; Clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	4	Salient Absolute
Return Funds
(investment
companies)

(three funds);

U.S. Physical
Therapy, Inc., since
2005; Sterling
Bancshares, Inc.,
since 2007; RMD
Networks, Inc.,
since 2006; Monebo
Technologies Inc.,
since 2009; AG
Technologies, since
2009; The
Harris Foundation,
Inc., since 1998;
Houston
Technology Center,
since 2004; Greater
Houston
Community
Foundation, 2004-
2009; Communities
in Schools, since
2007; ZOO SCORE
“Counselors to
America’s
Small Business”,
since 2009;
American
Telemedicine
Association, since
2007; Houston
Angel Network,
since 2004;
BioHouston, since
2006; The National
Math and Science
Initiative, and
Space Agency,
since 2008

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with the Institutional Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 37 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer	Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008
John E. Price Age: 43 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer	Director and Chief Financial Officer, Adviser, since 2003; Partner and Director, Salient, since 2003
Adam L. Thomas Age: 36 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Secretary	Director of Adviser, since 2004; Partner and Director, Salient, since 2002

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2010.

Asset Class[1]	Fair Value	%
Arbitrage Strategies	$852,071,044	15.70
Domestic Equity	419,777,421	7.73
Energy	494,757,196	9.11
Enhanced Fixed Income	738,016,141	13.59
Global Opportunities	12,068,472	0.22
International Equity	435,594,675	8.02
Natural Resources	258,510,284	4.76
Opportunistic Equity	1,001,719,211	18.45
Private Equity	561,725,007	10.35
Real Estate	280,691,679	5.17
Agencies	130,732,304	2.41
Fixed Income	70,163,439	1.29
Call Options Purchased	42,026,011	0.77
Money Market	132,010,918	2.43

Total Investments	$5,429,863,802	100.00

Call Options Sold, Not Yet Purchased	(290,000)	0.00

1	The complete list of investments is included in the consolidated Schedule of Investments of the Master Fund, which is included elsewhere in this report.

THE ENDOWMENT INSTITUTIONAL FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Form N-Q Filings

The Institutional Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Institutional Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Institutional Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Institutional Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Institutional Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Institutional Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Institutional Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

the

ENDOWMENT FUND

The Endowment Master Fund, L.P.

Shareholders’ Report

December 31, 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors and Partners

The Endowment Master Fund, L.P.:

We have audited the accompanying consolidated statement of assets, liabilities and partners’ capital of The Endowment Master Fund, L.P. and subsidiary (the “Master Fund”), including the consolidated schedule of investments, as of December 31, 2010, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in partners’ capital for each of the years in the two-year period then ended, the consolidated statement of cash flows for the year then ended, and the consolidated financial highlights for each of the years in the five-year period then ended. These consolidated financial statements and financial highlights are the responsibility of the Master Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with custodians and investees; or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, consolidated the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Endowment Master Fund, L.P. and subsidiary, as of December 31, 2010, the results of their operations and their cash flows for the year then ended, the changes in its partners’ capital for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Columbus, Ohio

February 28, 2011

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Statement of Assets, Liabilities and Partners’ Capital

December 31, 2010

Assets
Investments in Investment Funds, at estimated fair value (cost $1,284,444,011)	$1,472,366,391
Investments in affiliated Investment Funds, at estimated fair value (cost $2,813,898,632)	3,216,780,970
Investments in securities, at fair value (cost $648,927,183)	740,716,441

Total investments	5,429,863,802
Cash and cash equivalents	34,065,233
Advanced contributions to Investment Funds	4,322,374
Interest and dividends receivable	1,306,231
Dividends receivable from affiliated investments	268,277
Receivable from investments sold	300,145,960
Prepaids and other assets	164,573

Total assets	5,770,136,450

Liabilities and Partners’ Capital
Call options sold, not yet purchased (Proceeds $359,354)	290,000
Contributions received in advance	54,627,380
Withdrawals payable	339,455,013
Investment Management Fees payable	13,852,390
Offshore withholding tax payable	3,638,200
Administration fees payable	465,874
Payable to Adviser	133,068
Payable to the Offshore TEI Fund	71,400
Payable to Directors	16,053
Accounts payable and accrued expenses	1,801,981

Total liabilities	414,351,359

Partners’ capital	5,355,785,091

Total liabilities and partners’ capital	$5,770,136,450

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments

December 31, 2010

	Shares	Fair Value	% of Partners’ Capital

Investments in Investment Funds
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Cayman Islands
Arbitrage Strategies (0.50% of Partners’ Capital)
Montrica Global Opportunities Fund, L.P.(2)	189,589	$16,320,226
Tiedemann/Falconer Partners, L.P.(2)		10,785,509
Energy (1.27% of Partners’ Capital)
BlueGold Global Fund, L.P.(3)		67,803,567
Enhanced Fixed Income (0.26% of Partners’ Capital)
Anchorage Capital Partners Offshore, Ltd. (Class D)	12,986	13,951,405
Global Opportunities (0.23% of Partners’ Capital)
S.R. Global Fund—International Portfolio (Class C, L.P.)		12,068,472
International Equity (2.19% of Partners’ Capital)
Algebris Global Financials Fund, L.P.(2)		67,723,488
Boyer Allan Greater China Fund, L.P.(3)		10,861,560
S.R. Global Fund—Emerging Markets Portfolio (Class G, L.P.)		38,839,706
Natural Resources (0.43% of Partners’ Capital)
Sentient Global Resources Fund III, L.P.		23,100,000
Private Equity (4.56% of Partners’ Capital)
ABRY Advanced Securities Fund, L.P.(1)		23,392,442
Carlyle Japan International Partners II, L.P.		758,106
CX Partners Fund Limited(1)		6,987,076
Gavea Investment Fund II A, L.P.		6,220,920
Gavea Investment Fund III, L.P.		66,390,058
Hillcrest Fund, L.P.(1)		6,621,863
Hony Capital Fund 2008, L.P.		10,599,990
India Asset Recovery Fund, L.P.(1)		322,765
J.C. Flowers III, L.P.		4,295,114
LC Fund IV, L.P.		11,660,081
New Horizon Capital III, L.P.		13,946,737
Orchid Asia IV, L.P.(1)		10,961,912
Reservoir Capital Partners (Cayman), L.P.		3,234,201
Tiger Global Private Investment Partners IV, L.P.(1)		10,126,579
Tiger Global Private Investment Partners V, L.P.(1)		13,923,948
Tiger Global Private Investment Partners VI, L.P.		5,120,791

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2010

	Shares	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
Cayman Islands (continued)
Private Equity (4.56% of Partners’ Capital) (continued)
Trustbridge Partners II, L.P.		$29,406,632
Trustbridge Partners III, L.P.		20,121,563
Real Estate (0.71% of Partners’ Capital)
Forum European Realty Income III, L.P.		5,904,899
Phoenix Asia Real Estate Investments II, L.P.(1)		14,855,941
Phoenix Real Estate Fund (T) L.P.		17,483,682

Total Cayman Islands		543,789,233

Guernsey
Private Equity (0.11% of Partners’ Capital)
Mid Europa Fund III LP		5,816,777

Total Guernsey		5,816,777

Republic of Mauritius
International Equity (0.52% of Partners’ Capital)
India Capital Fund Ltd.(2)	450,725	27,805,387
Real Estate (0.06% of Partners’ Capital)
Orbis Real Estate Fund I(1)		3,270,399

Total Republic of Mauritius		31,075,786

Scotland
Private Equity (0.05% of Partners’ Capital)
Actis Umbrella Fund, L.P.(1)		2,488,278

Total Scotland		2,488,278

United Kingdom
Private Equity (0.25% of Partners’ Capital)
Darwin Private Equity I, L.P.		7,228,761
Exponent Private Equity Partners II, L.P.(1)		3,803,042
Sovereign Capital Limited Partnership III(2)		2,065,837
Real Estate (0.12% of Partners’ Capital)
Benson Elliot Real Estate Partners II, L.P.		2,151,410
Patron Capital L.P. II		940,306
Patron Capital L.P. III		3,533,971

Total United Kingdom		19,723,327

United States
Arbitrage Strategies (12.56% of Partners’ Capital)
Citadel Wellington LLC		55,655,956
Eton Park Fund, L.P.		76,506,430
Investcorp Silverback Arbitrage Fund, LLC(3)		16,247,702

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2010

	Shares	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Arbitrage Strategies (12.56% of Partners’ Capital) (continued)
Kenmont Onshore Fund, L.P.(2)		$2,363,211
King Street Capital, L.P.		27,181,275
Magnetar Capital Fund, L.P.		6,834,782
Magnetar SPV, LLC (Series L)(2)		17,318,435
OZ Asia Domestic Partners, L.P.		3,553,084
Paulson Advantage Plus, L.P.		76,940,056
Paulson Partners Enhanced, L.P.(2)		53,268,103
PIPE Equity Partners, L.L.C.(3)		32,526,884
PIPE Select Fund, L.L.C.(3)		71,810,149
PSAM WorldArb Partners, L.P.(2)		44,330,544
Stark Investments Limited Partnership(1)		1,618,052
Stark Select Asset Fund, LLC		4,595,140
Waterstone Market Neutral Fund, L.P.(3)		76,244,887
Whitebox Multi-Strategy Fund, L.P.(2)	90,427	105,754,583
Domestic Equity (6.98% of Partners’ Capital)
Artis Partners 2X (Institutional), L.P.(2)		26,733,872
CCM Small Cap Value Qualified Fund, L.P.(3)		42,767,059
Empire Capital Partners Enchanced, L.P.(3)		33,071,813
HealthCor, L.P.(2)		62,913,044
Ithan Creek Partners, L.P.(2)		72,880,452
Longhorn Onshore Investors, L.P.(2)		16,934,734
Samlyn Onshore Fund, L.P.(2)		74,917,411
Tiger Consumer Partners, L.P.(2)		43,750,691
Energy (7.09% of Partners’ Capital)
AL Gulf Coast Terminals, LLC(1)		8,518,808
ArcLight Energy Partners Fund IV, L.P.(1)		11,140,310
CamCap Resources, L.P.(1)		374,003
Chilton Global Natural Resources Partners, L.P.(2)		80,132,598
EnCap Energy Capital Fund VII-B, L.P.(1)		8,002,310
EnCap Energy Infrastructure TE Feeder, L.P.		2,701,937
Goldfinch Capital Management, L.P.(2)		36,315,804
Intervale Capital Fund, L.P.(1)		13,930,952
Merit Energy Partners G, L.P.(1)		7,899,672
Midstream & Resources Follow-On Fund, L.P.(1)(2)		13,300,300
NGP Energy Technology Partners II, L.P.		2,662,300
NGP IX Offshore Fund, L.P.		21,524,125
NGP Midstream & Resources, L.P.(1)		13,000,000

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2010

	Shares	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Energy (7.09% of Partners’ Capital) (continued)
Quantum Parallel Partners V, L.P.		$992,439
Southport Energy Plus Partners, L.P.(2)		69,094,370
TPF II-A, L.P.(1)		18,600,003
Velite Energy, L.P.(2)		71,531,566
Enhanced Fixed Income (13.52% of Partners’ Capital)
Alden Global Distressed Opportunities Fund, L.P.(2)		64,136,641
Anchorage Crossover Credit Fund II, L.P.		928,422
Ares Enhanced Credit Opportunities Fund, L.P.		17,675,482
BDCM Partners I, L.P.		66,444,513
Bell Point Credit Opportunities Fund, L.P.(2)		31,256,708
Contrarian Capital Fund I, L.P.(2)		81,220,551
Courage Special Situations Fund, L.P.(2)		14,251,226
Credit Distressed Blue Line Fund, L.P.(3)		44,340,299
Fortelus Special Situations Fund, L.P.(2)		55,349,131
Halcyon European Structured Opportunities Fund, L.P.(3)		1,458,935
Harbinger Capital Partners Fund I, L.P.(2)		80,555,334
Harbinger Capital Partners Fund II, L.P.		5,999,637
Harbinger Capital Partners Special Situations Fund, L.P.		11,480,906
Harbinger Class L Holdings (U.S.), L.L.C.		336,809
Harbinger Class PE Holdings (U.S.) Trust		2,770,568
Morgan Rio Capital Fund, L.P.(3)		21,706,647
Mudrick Distressed Opportunity Fund L.P.(3)		25,294,837
Owl Creek II, L.P.		24,075,876
Paulson Credit Opportunities, L.P.		77,667,801
Prospect Harbor Credit Partners, L.P.		8,098,811
Providence MBS Fund L.P.(2)		25,487,951
Q Funding III, L.P.(2)		16,315,829
Q4 Funding, L.P.(2)		46,036,956
Sorin Fund, L.P.(2)		1,174,867
International Equity (3.92% of Partners’ Capital)
BVI International, L.P.	50,939	22,960,625
Dabroes Investment Fund L.P.(3)		41,277,682
Skopos Fund, LLC(2)	252,374	38,641,297
Steel Partners Japan Strategic Fund, L.P.		2,329,428
TAEF Fund, LLC		52,979,946
Taiyo Fund, L.P.		19,807,926
Tiger Asia Fund, L.P.		31,957,765

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2010

	Shares	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Natural Resources (0.01% of Partners’ Capital)
Tocqueville Gold Partners, L.P.		$578,525
Opportunistic Equity (18.70% of Partners’ Capital)
All Weather @ 12%, LLC		33,754,586
Atlas Global LLC(2)		24,385,996
BlueTrend Fund L.P.		34,365,002
Corriente Partners, L.P.(2)		49,192,405
Corriente China Opportunity Partners, L.P.(2)		7,371,044
Corriente China Opportunity Partners II, L.P.(3)		14,802,701
Covepoint Emerging Markets Macro Fund, L.P.(2)		74,775,801
EDF-MI Onshore, L.P.(3)		119,792,674
European Divergence Fund, L.P.(2)		19,234,529
Global GT, L.P.		298,096
Global Undervalued Securities Fund (QP), L.P.(2)		47,485,045
Hayman Capital Partners, L.P.(2)		38,821,181
Japan Macro Opportunities Partners, L.P.(3)		24,477,703
Miura Global Partners II, L.P.(3)		35,766,075
Pardus Special Opportunities Fund, L.P.		62,849
Passport II, L.P.(2)		81,842,227
R.G. Niederhoffer Global Fund, L.P. I(3)		43,110,155
Salem Global Opportunity Fund, L.P.(2)		38,413,590
SCP Sakonnet Fund, L.P.(2)		59,295,662
Senator Global Opportunity Fund L.P.		22,625,217
Tiger Global, L.P.		51,886,547
Valiant Capital Partners, L.P.(2)		123,035,124
Viking Global Equities, L.P.		56,925,000
Private Equity (5.30% of Partners’ Capital)
Accel-KKR Capital Partners III, L.P.		8,121,397
Advent Latin American Private Equity Fund IV-F, L.P.		7,618,753
Advent Latin American Private Equity Fund V-F, L.P.		20,295
Audax Mezzanine Fund II, L.P.(1)		5,592,115
BDCM Opportunity Fund II, L.P.(1)(3)		5,453,032
Black River Commodity Multi-Strategy Fund, LLC		1,486,424
Bonanza Master Fund, Ltd Liquidating Trust(2)	675	309,717
Brazos Equity Fund II, L.P.		1,711,267
Brazos Equity Fund III, L.P.(1)		3,373,646
Capital Royalty Partners, L.P.(1)		1,393,606
Carlyle Partners V, L.P.		8,548,703
Catterton Growth Partners, L.P.		10,080,770

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2010

	Shares	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (5.30% of Partners’ Capital) (continued)
Chrysalis Ventures III, L.P.		$1,496,947
Contrarian Equity Fund, L.P.		1,425,218
Crosslink Crossover Fund IV, L.P.		1,702,355
Crosslink Crossover Fund V, L.P.		23,217,545
Dace Ventures I, L.P.		1,760,000
Encore Consumer Capital Fund, L.P.(1)		3,417,959
Fairhaven Capital Partners, L.P.		3,962,737
Garrison Opportunity Fund, LLC(2)		18,879,036
GMO Emerging Illiquid Fund, L.P.		10,065,526
HealthCor Partners Fund, L.P.		3,100,674
Integral Capital Partners VIII, L.P.(2)		18,096,818
L-R Global Partners, L.P.		399,662
MatlinPatterson Global Opportunities Partners III, L.P.(1)		8,800,000
Middle East North Africa Opportunities Fund, L.P.(3)	5,089	4,167,073
Monomoy Capital Partners, L.P.(1)		4,887,647
Monsoon India Inflection Fund, L.P.		540,015
Monsoon India Inflection Fund 2, L.P.		1,013,632
Pine Brook Capital Partners, L.P.(1)		7,569,106
Pinto America Growth Fund, L.P.(1)		1,917,075
Private Equity Investment Fund IV, L.P.(1)		6,423,557
Private Equity Investment Fund V, L.P.(1)		11,605,224
Saints Capital VI, L.P.		10,563,281
Sanderling Venture Partners VI Co-Investment Fund, L.P.		1,589,771
Sanderling Venture Partners VI, L.P.		1,147,410
Silver Lake Partners III, L.P.(1)		7,189,256
Sterling Capital Partners II, L.P.(1)		1,905,833
Sterling Capital Partners III, L.P.		6,079,732
Sterling Group Partners II, L.P.		2,016,471
Sterling Group Partners III, L.P.		1,289,256
Strategic Value Global Opportunities Fund I-A, L.P.		7,330,213
Tenaya Capital V, LP		5,085,350
The Column Group, L.P.		5,838,030
The Founders Fund III, L.P.		661,321
The Raptor Private Holdings, L.P.	10,328	5,390,434
The Resolute Fund II, L.P.(1)		2,867,887
Trivest Fund IV, L.P.		12,186,714
Tuckerbrook SB Global Distressed Fund I, L.P.		7,321,520
VCFA Private Equity Partners IV, L.P.(1)		2,359,561

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2010

	Shares	Fair Value	% of Partners’ Capital

Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies (continued)
United States (continued)
Private Equity (5.30% of Partners’ Capital) (continued)
VCFA Venture Partners V, L.P.		$5,952,657
Voyager Capital Fund III, L.P.		1,724,441
WestView Capital Partners II, L.P.		6,714,866
Real Estate (3.77% of Partners’ Capital)
Aslan Realty Partners III, L.L.C.		518,633
CRM Windridge Partners, L.P.(2)		23,803,984
Cypress Realty VI, L.P.		6,803,144
DaVinci Corporate Opportunity Partners, L.P.		2,361,564
Florida Real Estate Value Fund, LP(1)(2)		1,906,561
GTIS Brazil Real Estate Fund (Brazilian Real), LP		14,600,985
ING Clarion Global, L.P.(2)		35,337,294
Monsoon Infrastructure & Realty Co-Invest, L.P.		9,964,681
Transwestern Mezzanine Realty Partners II, L.L.C.(1)		579,000
Northwood Real Estate Co-Investors L.P.(1)		2,374,140
Northwood Real Estate Partners L.P.(1)		5,720,746
Parmenter Realty Fund III, L.P.		8,541,793
Square Mile Partners III LP		12,058,307
TCW Special Mortgage Credits Fund II, L.P.		72,651,311
Transwestern Mezzanine Realty Partners III, L.L.C.		4,313,581
Woodbourne Daybreak Global Fund LP		401,263

Total United States		3,848,065,508

Total Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies		4,450,958,909	83.11%

Passive Foreign Investment Companies
Bermuda Limited Liabilities Company
Private Equity (0.24% of Partners’ Capital)
El Tejar Limited		12,860,000

Total Bermuda Limited Liabilities Company		12,860,000

Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies
Arbitrage Strategies (2.17% of Partners’ Capital)
CRC Credit Fund Ltd.(2)	134,165	49,198,662
Overseas CAP Partners, Inc.(3)	45,265	66,986,220
International Equity (1.50% of Partners’ Capital)
EEA Europe Long Short Fund(2)	234,522	27,929,175
Quorum Fund Limited	22,361	1,398,702

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2010

	Shares	Fair Value	% of Partners’ Capital

Passive Foreign Investment Companies (continued)
Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies (continued)
International Equity (1.50% of Partners’ Capital) (continued)
The Russian Prosperity Fund	1,056,068	$51,081,989
Natural Resources (0.16% of Partners’ Capital)
Ospraie Special Opportunities (Offshore), Ltd.		8,904,194

Total Cayman Companies Limited by Shares, Exempted Companies and Limited Liability Companies		205,498,942

Total Passive Foreign Investment Companies		218,358,942	4.07%

Private Corporations
United States
Real Estate (0.37% of Partners’ Capital)
Legacy Partners Realty Fund II, Inc		2,108,215
Legacy Partners Realty Fund III, Inc		2,551,834
Net Lease Private REIT V, Inc		1,543,669
Net Lease Private REIT VI, Inc(1)		3,949,794
Net Lease Private REIT VII, Inc(1)		4,837,999
Net Lease Private REIT VII-A, Inc(1)		4,837,999

Total United States		19,829,510

Total Private Corporations		19,829,510	0.37%

Total Investments in Investment Funds (Cost $4,098,342,643)		4,689,147,361	87.55%

Investments in Securities
Investments in Registered Investment Companies
Exchange Traded Funds
United States
Energy (0.88% of Partners’ Capital)
Oil Service HOLDRs Trust(1)	336,100	47,232,133
Natural Resources (3.10% of Partners’ Capital)
Market Vectors Gold Miners ETF(1)	1,204,162	74,019,838
SPDR Gold Trust	663,956	92,103,976
Traditional Fixed Income (2.44% of Partners’ Capital)
iShares Barclays 20+ Year Treasury Bond Fund(1)	1,388,996	130,732,304

Total United States		344,088,251

Total Exchange Traded Funds		344,088,251	6.42%

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2010

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Investments in Registered Investment Companies (continued)
Open End Funds
United States
Arbitrage Strategies (0.67% of Partners’ Capital)
Absolute Strategies Fund(1)	2,386,830	$25,873,233
The Merger Fund	643,721	10,157,920
Domestic Equity (0.86% of Partners’ Capital)
Hussman Strategic Growth Fund(1)	3,727,286	45,808,345
Fixed Income (0.10% of Partners’ Capital)
Wasatch Hoisington US Treasury Fund(1)	377,280	5,278,146
Natural Resources (1.12% of Partners’ Capital)
The Tocqueville Gold Fund	691,373	59,803,751
Real Estate (0.20% of Partners’ Capital)
Cohen & Steers International Realty Fund(1)	968,095	10,784,573

Total United States		157,705,968

Total Open End Funds		157,705,968	2.95%

Money Market Fund
United States (2.46% of Partners’ Capital)
J.P. Morgan 100% U.S. Treasury Securities Money Market Fund(1)	132,010,918	132,010,918

Total United States		132,010,918

Total Money Market Fund		132,010,918	2.46%

Total Investments in Registered Investment Companies		633,805,137	11.83%

Investments in U.S. Government Debt Obligations
United States
Fixed Income (1.21% of Partners’ Capital)
U.S. Treasury Bond, 4.375%, 02/15/38(1)	$5,400,000	5,457,375
U.S. Treasury Bond, 4.375%, 11/15/39(1)	5,400,000	5,428,685
U.S. Treasury Bond, 4.375%, 05/15/40(1)	5,400,000	5,426,136
U.S. Treasury Bond, 4.50%, 02/15/36(1)	5,300,000	5,487,153
U.S. Treasury Bond, 4.50%, 05/15/38(1)	5,300,000	5,460,654
U.S. Treasury Bond, 4.50%, 08/15/39(1)	5,300,000	5,442,437
U.S. Treasury Bond, 4.625%, 02/15/40(1)	5,200,000	5,447,000
U.S. Treasury Bond, 4.75%, 02/15/37(1)	5,000,000	5,373,440
U.S. Treasury Bond Strip Principal, 4.25%, 05/15/39	19,300,000	5,247,844
U.S. Treasury Bond Strip Principal, 4.75%, 02/15/37	17,100,000	5,267,381

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2010

	Shares/ Par Value*	Fair Value	% of Partners’ Capital

Investments in U.S. Government Debt Obligations (continued)
United States (continued)
Fixed Income (1.21% of Partners’ Capital) (continued)
U.S. Treasury Note, 3.50%, 02/15/39(1)	$6,300,000	$5,428,830
U.S. Treasury Note, 4.25%, 05/15/39(1)	5,500,000	5,418,358

Total United States		64,885,293

Total Investments in U.S. Government Debt Obligations		64,885,293	1.21%

Call Options Purchased
United States (0.79% of Partners’ Capital)
CMS Capital-10 Year One Look Cap (OTC) 10 Year USD Swap Rate (Strike Rate 5.50%, Expiration 05/01/19)	1,079,000,000	11,237,042
CMS Capital-10 Year One Look Cap (OTC) 10 Year USD Swap Rate (Strike Rate 5.62%, Expiration 05/02/19)	714,285,714	7,014,047
CMS Capital-10 Year One Look Cap (OTC) 10 Year USD Swap Rate (Strike Rate 6.50%, Expiration 05/01/19)	1,350,000,000	10,327,937
CMS Capital-10 Year One Look Cap (OTC) 10 Year USD Swap Rate (Strike Rate 6.62%, Expiration 05/02/19)	877,192,983	6,412,985
SPDR Energy Select Sector (Strike Price $1.36, Expiration 01/22/11)	39,000	5,304,000
SPDR Gold Trust (Strike Price $1.73, Expiration 01/22/11)	10,000	1,730,000

Total United States		42,026,011

Total Call Options Purchased		42,026,011	0.79%

Investments in Warrants
United States
Opportunistic Equity (0.00% of Partners’ Capital)
Bally Total Fitness Holdings Corp Warrants Exp. Sept. 2014, Strike Price $20.00 USD	2	—

Total United States		—

Total Warrants		—	0.00%

Total Investments in Securities (Cost $648,927,183)		740,716,441	13.83%

Total Investments (Cost $4,747,269,826)		$5,429,863,802	101.38%

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Schedule of Investments, continued

December 31, 2010

	Contracts (a)	Fair Value	% of Partners’ Capital

Call Options Sold, Not Yet Purchased
United States (0.00% of Partners’ Capital)
SPDR Gold Trust (Strike Price $147, Expiration 01/22/11)	10,000	$(290,000)

Total United States		(290,000)

Total Call Options Sold, Not Yet Purchased (Proceeds $359,354)		$(290,000)	0.00%

The Master Fund’s total outstanding capital commitments to Investment Funds as of December 31, 2010, were $737,964,937. For certain Investment Funds for which the Master Fund has a capital commitment, the Master Fund may be allocated its pro-rata share of expenses prior to having to fund a capital call for such expenses.

All securities are non-income producing unless noted otherwise.

Refer to Note 5, Investments in Portfolio Securities, for information regarding the liquidity of the Master Fund’s investments.

*	Shares, par value or notional amounts are listed for each investment as applicable for that investment type.
(a)	Each contract is equivalent to 100 shares.
(1)	Income producing security.
(2)	Affiliated investments.
(3)	Affiliated investments for which ownership exceeds 25%.

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Statement of Operations

Year Ended December 31, 2010

Investment income:
Dividend income (net of foreign tax withholding of $26,468)	$10,563,743
Interest income	2,082,879
Dividend income from affiliated investments	1,627,927
Interest income from affiliated investments	330,296
Other income	4,019,963

Total investment income	18,624,808

Expenses:
Investment Management Fees	54,407,790
Administration fees	2,797,885
Legal fees	678,918
Professional fees	1,122,478
Custodian fees	505,356
Directors fees	504,000
Other expenses	3,526,225

Total expenses	63,542,652

Net investment loss	(44,917,844)

Net realized and unrealized gain from investments, affiliated investments, foreign currency transactions and translations, options and redemptions in-kind:
Net realized gain from investments, foreign currency transactions and options	8,493,416
Net realized gain from redemptions in-kind	8,387,856
Net realized gain from affiliated investments	138,066,498
Change in unrealized appreciation/depreciation from investments, foreign currency translations and options	386,240,290

Net realized and unrealized gain from investments, affiliated investments, foreign currency transactions and translations, options and redemptions in-kind	541,188,060

Net increase in partners’ capital resulting from operations	$496,270,216

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Statements of Changes in Partners’ Capital

Years Ended December 31, 2009 and December 31, 2010

Partners’ capital at December 31, 2008	$4,663,185,240
Contributions	714,436,768
Withdrawals	(870,632,191)
Net increase in partners’ capital resulting from operations:
Net investment loss	(47,413,366)
Net realized loss from investments, foreign currency transactions and options	(15,724,902)
Net realized loss from redemptions in-kind	(2,297,799)
Net realized loss from affiliated investments and foreign currency transactions	(28,864,561)
Change in unrealized appreciation/depreciation from investments and foreign currency translations	799,921,746

Net increase in partners’ capital resulting from operations	705,621,118

Partners’ capital at December 31, 2009	5,212,610,935

Contributions	597,098,981
Withdrawals	(950,195,041)
Net increase in partners’ capital resulting from operations:
Net investment loss	(44,917,844)
Net realized gain from investments, foreign currency transactions and options	8,493,416
Net realized gain from redemptions in-kind	8,387,856
Net realized gain from affiliated investments	138,066,498
Change in unrealized appreciation/depreciation from investments, foreign currency translations and options	386,240,290

Net increase in partners’ capital resulting from operations	496,270,216

Partners’ capital at December 31, 2010	$5,355,785,091

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Consolidated Statement of Cash Flows

Year Ended December 31, 2010

Cash flows from operating activities:
Net increase in partners’ capital resulting from operations	$496,270,216
Adjustments to reconcile net increase in partners’ capital resulting from operations to net cash provided by operating activities:
Purchases of investments	(3,275,258,067)
Proceeds from disposition of investments	3,399,540,581
Proceeds from call options sold, not yet purchased	(359,354)
Net realized (gain) from investments, foreign currency transactions, and options	(8,493,416)
Net realized (gain) from redemptions in-kind	(8,387,856)
Net realized (gain) from affiliated investments	(138,066,498)
Change in unrealized appreciation/depreciation from investments, foreign currency translations and options	(386,240,290)
Decrease in advanced contributions to Investment Funds	98,069,385
Increase in interest and dividends receivable	(667,608)
Increase in receivable from investments sold	(48,138,271)
Decrease in prepaids and other assets	15,322
Increase in Investment Management Fees payable	513,907
Decrease in offshore withholding tax payable	(6,348,650)
Increase in administration fees payable	270,552
Increase in payable to Adviser	40,568
Increase in payable to the Offshore TEI Fund	71,400
Increase in payable to Directors	5,267
Increase in accounts payable and accrued expenses	53,637

Net cash provided by operating activities	122,890,826

Cash flows from financing activities:
Contributions	593,238,041
Withdrawals	(868,211,941)

Net cash used in financing activities	(274,973,900)

Net decrease in cash and cash equivalents	(152,083,074)
Cash and cash equivalents at beginning of year	186,148,307

Cash and cash equivalents at end of year	$34,065,233

Supplemental schedule of cash activity:
Cash paid for offshore withholding taxes	$4,102,687
Cash paid for interest	13,461

Supplemental schedule of noncash activity:
Redemptions in-kind (Cost $31,852,529)	$40,240,385

See accompanying notes to consolidated financial statements.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements

December 31, 2010

(1) ORGANIZATION

The Endowment Master Fund, L.P. (the “Master Fund”) is a limited partnership organized under the laws of the state of Delaware. The Master Fund began operations in April 2003. The Master Fund operated as an unregistered investment vehicle until March 10, 2004, at which time it registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Master Fund is the master fund in a master-feeder structure in which there are currently eight feeder funds.

Two additional feeders, The Endowment Institutional TEI Fund W, L.P and The Endowment Offshore Institutional Fund W, Ltd., were formed on September 1, 2010, but have not yet commenced operations.

In June, 2010, the Master Fund formed The Endowment Master Fund Holdings GP, LLC (the “Company”), a wholly-owned limited liability company. The Company functions as a special purpose entity, which subsequently purchased a minority interest in AL Gulf Coast Terminals, LLC, an operating company. The financial statements of the Master Fund and the Company are consolidated as the Master Fund holds a controlling interest in the Company and the consolidated financial statements fairly present the combined investments of the Master Fund and the Company.

The Master Fund’s investment objective is to preserve capital and to generate consistent long-term appreciation and returns across a market cycle (which is estimated to be five to seven years). The Master Fund pursues its investment objective by investing its assets in a variety of investment vehicles including but not limited to limited partnerships, limited liability companies, offshore corporations and other foreign investment vehicles (collectively, the “Investment Funds”), registered investment companies (including exchange traded funds) and direct investments in marketable securities and derivative instruments. The Master Fund is primarily a “fund of funds” and is intended to afford investors the ability to invest in a multi-manager portfolio, exhibiting a variety of investment styles and philosophies, in an attempt to achieve positive risk-adjusted returns over an extended period of time. The Master Fund’s investments are managed by a select group of investment managers identified by the Adviser, as hereinafter defined, to have investments that when grouped with other investments of the Master Fund result in a portfolio that is allocated more broadly across markets, asset classes, and risk profiles.

The Endowment Fund GP, L.P., a Delaware limited partnership, serves as the general partner of the Master Fund (the “General Partner”). To the fullest extent permitted by applicable law, the General Partner has irrevocably delegated to a board of directors (the “Board” and each member a “Director”) its rights and powers to monitor and oversee the business affairs of the Master Fund, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct, and operation of the Master Fund’s business. A majority of the members of the Board are independent of the General Partner and its management. To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Master Fund, the Adviser, or any committee of the Board.

The Board is authorized to engage an investment adviser and it has selected Endowment Advisers, L.P. (the “Adviser”), to manage the Master Fund’s portfolio and operations, pursuant to an investment management agreement (the “Investment Management Agreement”). The Adviser is a Delaware limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee, which is responsible for developing, implementing, and supervising the Master Fund’s investment program subject to the ultimate supervision of the Board.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

Under the Master Fund’s organizational documents, the Master Fund’s officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Master Fund. In the normal course of business, the Master Fund enters into contracts with service providers, which also provide for indemnifications by the Master Fund. The Master Fund’s maximum exposure under these arrangements is unknown, as this would involve any future potential claims that may be made against the Master Fund. However, based on experience, the General Partner expects that risk of loss to be remote.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Master Fund conform with U.S. generally accepted accounting principles (“GAAP”).

The consolidated financial statements include the accounts of the Master Fund and its subsidiary, the Company. All significant intercompany accounts and transactions have been eliminated in consolidation.

(b) CASH EQUIVALENTS

The Master Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) INVESTMENT SECURITIES TRANSACTIONS

The Master Fund records security transactions on a trade-date basis.

Investments that are held by the Master Fund, including those that have been sold but not yet purchased, are marked to estimated fair value at the date of the financial statements, and the corresponding change in unrealized appreciation/depreciation is included in the Consolidated Statement of Operations.

In general, distributions received from Investment Funds are accounted for as a reduction to cost and any proceeds received above the allocated cost basis results in a realized gain. Realized gains or losses on the disposition of investments are accounted for based on the first in first out (“FIFO”) method.

(d) VALUATION OF INVESTMENTS

The valuation of the Master Fund’s investments will be determined as of the close of business at the end of any fiscal period, generally monthly. The valuation of the Master Fund’s investments is calculated by Citi Fund Services Ohio, Inc., the Master Fund’s independent administrator (the “Independent Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Master Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser Valuation Committee (as defined below) of the Master Fund’s valuation policies that the Board of the Master Fund has approved for purposes of determining the value of securities held by the Master Fund, including the fair value of the Master Fund’s investments in Investment Funds.

The Board has also authorized the establishment of a valuation committee of the Adviser (the “Adviser Valuation Committee”). The Adviser Valuation Committee’s function, subject to the oversight of the Board

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

Valuation Committee and the Board, is generally to review the Investment Funds’ valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Independent Administrator.

Investments held by the Master Fund are valued as follows:

•

INVESTMENT FUNDS—Investments in Investment Funds are carried at estimated fair value, using the net asset value per share (the “NAV”) as a practical expedient, as provided to the Independent Administrator by the investment managers of such Investment Funds or the administrators of such Investment Funds. These Investment Funds value their underlying investments in accordance with policies established by such Investment Funds. Prior to investing in any Investment Fund, the Adviser Valuation Committee, as part of the due diligence process, conducts a review of the valuation methodologies employed by the Investment Fund to determine whether such methods are appropriate for the asset types. The Master Fund’s valuations utilize the available financial information supplied by each Investment Fund and are net of management and estimated performance incentive fees or allocations payable to the Investment Funds’ managers pursuant to the Investment Funds’ agreements. Generally, Investment Funds in which the Master Fund invests will use market value when available, and otherwise will use principles of fair value applied in good faith. The Adviser Valuation Committee will consider whether it is appropriate, in light of the relevant circumstances, to value interests at net asset value as reported by an Investment Fund for valuation purposes, or whether to adjust such reported value to reflect an adjusted estimated fair value. Because of the inherent uncertainty of valuation, this estimated fair value may differ from the value that would have been used had readily available markets for the investments in Investment Funds existed and such differences may be significant. The Master Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda of such Investment Funds.

•

SECURITIES LISTED ON A SECURITIES EXCHANGE—Securities listed 1) on one or more of the national securities exchanges or the OTC Bulletin Board are valued at the last reported sales price on the date of determination; and 2) on the Nasdaq Stock Market are valued at the Nasdaq Official Closing Price (“NOCP”), at the close of trading on the primary exchanges or markets where such securities are traded for the business day as of which such value is being determined. If the last reported sales price or the NOCP is not available, the securities are valued at the mean between the “bid” and “ask” prices at the close of trading on that date. Securities traded on a foreign securities exchange will generally be valued at their closing prices on the exchange where such securities are primarily traded and translated into U.S. dollars at the current exchange rate. If an event occurs between the close of the foreign exchange and the valuation date of the Master Fund’s net asset value that would materially affect the value of the security and the net asset value of the Master Fund, the value of such security and the net asset value of the Master Fund will be adjusted to reflect the change in the estimated value of the security.

•	OPTIONS—Options that are listed on a securities exchange or traded over-the-counter are valued at the mean between the closing “bid” and “ask” prices for such options on the date of determination.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures.

•	OTHER—Where no value is readily available from an Investment Fund or other security or where a value supplied by an Investment Fund is deemed not to be indicative of the Investment Fund’s value,

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Independent Administrator or the Adviser will determine, in good faith, the estimated fair value of the Investment Fund or security.

•

FOREIGN CURRENCY TRANSACTIONS—The accounting records of the Master Fund are maintained in U.S. dollars. Investments of the Master Fund denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the date of valuation. Purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Master Fund does not isolate the realized or unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments.

(e) INVESTMENT INCOME

For investments in securities, dividend income is recorded on the ex-dividend date, net of withholding taxes. Interest income is recorded as earned on the accrual basis and includes amortization of premiums or accretion of discounts.

(f) FUND EXPENSES

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Master Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Master Fund’s account; legal fees; accounting, auditing and tax preparation fees; recordkeeping and custodial fees; costs of computing the Master Fund’s net asset value; fees for data and software providers; research expenses; costs of insurance; registration expenses; offering costs; expenses of meetings of the partners; directors fees; all costs with respect to communications to partners; transfer taxes, offshore withholding taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved from time to time by the Board. Offering costs are amortized over a twelve-month period or less from the date they are incurred.

(g) INCOME TAXES

The Master Fund is organized and operates as a limited partnership and is not subject to income taxes as a separate entity. Such taxes are the responsibility of the individual partners. Accordingly, no provision for income taxes has been made in the Master Fund’s financial statements. Investments in foreign securities may result in foreign taxes being withheld by the issuer of such securities. For U.S. offshore withholding tax, the Master Fund may serve as withholding agent for its offshore feeder funds.

The Master Fund has evaluated the tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Master Fund upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely than-not threshold and that would result in a tax benefit or expense to the Master Fund would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2010, the Master Fund did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements. Tax positions taken in tax years which remain open under the statute of limitations (generally three years for federal income tax purposes) are subject to examination by tax authorities.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

Other income represents refunds of U.S. offshore withholding tax. A majority of this is allocable to The Endowment TEI Fund, L.P.

(h) USE OF ESTIMATES

The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences may be significant.

(i) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Master Fund may purchase or sell options as part of an asset overlay strategy to create investment exposure consistent with the Master Fund’s investment objectives. During the period, the Master Fund has invested in call and put option contracts to better manage risk related to certain strategies in the Master Fund’s portfolio. During the year ended December 31, 2010, the Master Fund’s direct investments in derivatives consisted of the expiration of purchased put options and the purchase and sale of call options. Investment Funds in which the Master Fund invests may purchase and sell derivative securities and other financial instruments.

The following is a summary of the fair value of derivative instruments held directly by the Master Fund as of December 31, 2010, and where such derivatives are recorded:

		Asset Derivatives	Liability Derivatives
Primary Risk Exposure	Consolidated Statement of Assets and Liabilities	Total Fair Value	Total Fair Value
Options Contracts
Equity and Commodity Exposure:	Investments in Securities, at fair value	$7,034,000	$(290,000)

Interest Rate Exposure:	Investments in Securities, at fair value	34,992,011

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2010:

Primary Risk Exposure	Location of Gain (Loss) from Derivatives Recognized in Income	Realized (Loss) from Derivatives Recognized in Income	Change in Unrealized Appreciation/ Depreciation from Derivatives Recognized in Income
Options Contracts
Equity and Commodity Exposure:	Net realized and unrealized gain (loss) from investments, affiliated investments, foreign currency transactions and translations, options and redemptions in-kind	$(31,215,820)	$2,175,662

Interest Rate Exposure:	Net realized and unrealized gain (loss) from investments, affiliated investments, foreign currency transactions and translations, options and redemptions in-kind	—	10,000,460

Volume of Derivative Activity

The monthly average fair value of options purchased was $31,966,290 for the year ended December 31, 2010.

Options sold short activity for the year ended December 31, 2011 was as follows:

The Endowment Master Fund, L.P.	Number of Options Contracts(1)	Amount of Proceeds
Options outstanding at December 31, 2009	—	$—
Options sold short	10,000	359,354
Options expired	—	—
Options covered	—	—

Options outstanding at December 31, 2010	10,000	$359,354

(1)	Each contract equals 100 shares

(j) RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

On January 21, 2010, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”), which provides additional guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, ASU 2010-06 requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 investments. ASU 2010-06 also requires that significant transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reasons for such transfers. Additionally purchases, sales, issuances and settlements shall be disclosed on a gross basis in the Level 3 rollforward. ASU 2010-06 is effective for interim and annual periods beginning after

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

December 15, 2009, except for the requirement to provide the Level 3 roll forward activity for purchases, sales, issuances and settlements on a gross basis, which is effective for interim and annual periods beginning after December 15, 2010. There were no significant transfers between Level 1 and Level 2 during the year ended December 31, 2010. The Master Fund has early adopted the second phase of ASU 2010-06 and is disclosing purchases and sales on a gross basis in the Level 3 rollforward accordingly.

(3) FAIR VALUE MEASUREMENTS

The Master Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The inputs used to determine the fair value of the Master Fund’s investments are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets

•	Level 2—investments that can be fully redeemed at the net asset value in the ‘‘near term’’ or other significant observable inputs

•

Level 3—investments that cannot be fully redeemed at the net asset value in the ‘‘near term’’; these are investments that generally have one or more of the following characteristics: gated redemptions, suspended redemptions, or have lock-up periods greater than 30 days.

The inputs or methodology used to value investments are not necessarily an indication of the risk associated with investing in those securities.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

The following is a summary categorization, as of December 31, 2010, of the Master Fund’s investments based on the level of inputs utilized in determining the value of such investments:

	LEVEL 1 Quoted Prices	LEVEL 2 Other Significant Observable Inputs	LEVEL 3 Significant Unobservable Inputs	Total
	Investment Securities	Investment Securities	Investment Funds	Investments
Investments
Limited Partnerships, Exempted Limited Partnerships and Limited Liability Companies
Arbitrage Strategies	—	—	$699,855,009	$699,855,009
Domestic Equity	—	—	373,969,076	373,969,076
Energy	—	$36,315,804	411,209,259	447,525,063
Enhanced Fixed Income	—	—	738,016,141	738,016,141
Global Opportunities	—	—	12,068,472	12,068,472
International Equity	—	—	355,184,809	355,184,809
Natural Resources	—	—	23,678,525	23,678,525
Opportunistic Equity	—	115,278,331	886,440,880	1,001,719,211
Private Equity	—	—	548,865,007	548,865,007
Real Estate	—	35,337,294	214,740,302	250,077,596
Passive Foreign Investment Companies
Arbitrage Strategies	—	—	116,184,882	116,184,882
International Equity	—	79,011,164	1,398,702	80,409,866
Natural Resources	—	—	8,904,194	8,904,194
Private Equity	—	—	12,860,000	12,860,000
Private Corporations
Real Estate	—	—	19,829,510	19,829,510
Investments in Registered Investment
Companies
Arbitrage Strategies	$36,031,153	—	—	36,031,153
Agencies	130,732,304	—	—	130,732,304
Domestic Equity	45,808,345	—	—	45,808,345
Energy	47,232,133	—	—	47,232,133
Fixed Income	5,278,146	—	—	5,278,146
Money Market	132,010,918	—	—	132,010,918
Natural Resources	225,927,565	—	—	225,927,565
Real Estate	10,784,573	—	—	10,784,573
Investments in U.S. Government Debt Obligations
Fixed Income	—	64,885,293	—	64,885,293
Call Options Purchased	—	42,026,011	—	42,026,011
Investments in Warrants
Opportunistic Equity	—	—	—	—

Total Investments	$633,805,137	$372,853,897	$4,423,204,768	$5,429,863,802

Call Options Sold, Not Yet Purchased	—	$(290,000)	—	$(290,000)

The categorization of investments amongst Levels 1 through 3 does not reflect the fact that many of the underlying investments held by the Investment Funds included in Level 3, if owned directly by the Master Fund, may be classified as Level 1 investments.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments
	Balance as of December 31, 2009*	Transfers In (Out) of Level 3	Gross Purchases	Gross (Sales)**	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of December 31, 2010
Investments
Limited Partnerships, Exempted Limited
Partnerships and Limited Liability Companies
Arbitrage Strategies	$824,611,426	$—	$122,074,712	$(318,871,631)	$47,539,539	$24,500,963	$699,855,009
Domestic Equity	371,122,599	—	35,000,000	(67,906,083)	9,718,132	26,034,428	373,969,076
Energy	399,136,823	(36,315,804)	118,391,838	(87,179,798)	10,609,676	6,566,524	411,209,259
Enhanced Fixed Income	825,326,788	—	373,840,042	(517,224,787)	85,363,398	(29,289,300)	738,016,141
Global Opportunities	73,800,951	—	—	(55,000,000)	(7,979,461)	1,246,982	12,068,472
International Equity	443,554,010	—	2,000,000	(128,021,252)	(3,007,634)	40,659,685	355,184,809
Natural Resources	14,526,615	—	7,268,887	(2,845,583)	154,273	4,574,333	23,678,525
Opportunistic Equity	786,226,909	(115,278,331)	284,760,765	(193,876,127)	34,043,394	90,564,270	886,440,880
Private Equity	347,783,151	—	183,056,951	(51,226,283)	1,439,855	67,811,333	548,865,007
Real Estate	217,857,437	(35,337,294)	51,650,859	(41,841,601)	(403,942)	22,814,843	214,740,302
Passive Foreign Investment Companies
Arbitrage Strategies	146,263,616	—	—	(37,859,467)	3,920,704	3,860,029	116,184,882
International Equity	51,821,532	(79,011,164)	25,000,000	(18,903,743)	(10,251,982)	32,744,059	1,398,702
Natural Resources	9,579,616	—	—	(1,926,938)	71,478	1,180,038	8,904,194
Private Equity	12,860,000	—	—	—	—	—	12,860,000
Private Corporations
Real Estate	17,359,749	—	2,659,864	(359,317)	—	169,214	19,829,510
Corporate Bonds
Opportunistic Equity	—	—	52,116	(44,471)	(7,645)	—	—

Total Investments	$4,541,831,222	$(265,942,593)	$1,205,756,034	$(1,523,087,081)	$171,209,785	$293,437,401	$4,423,204,768

*

Beginning balances may not match the December 31, 2009, audited financials statements due to categorical changes from the Investment Committee. These changes are assumed to have been made on January 1, 2010.

**	Includes Return of Capital and Capital Gain Distributions.

The net realized gain (loss) and change in unrealized appreciation/depreciation in the table above are reflected in the accompanying Consolidated Statement of Operations. The change in unrealized appreciation/depreciation from Level 3 investments held at December 31, 2010, for the year ended, is $308,248,942.

The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment. The Master Fund measures the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV is adjusted to

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

reflect any significant events that would materially affect the value of the security and the NAV of the Master Fund as of the valuation date. In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, may not be considered in measuring fair value. Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date at NAV as well as any unfunded commitments. A listing of the investments held by the Master Fund and their attributes as of December 31, 2010, that may qualify for these valuations are shown below.

Certain Investment Funds in which the Master Fund invests have limitations on liquidity which may result in limitations on redemptions including, but not limited to, early redemption fees. The Investment Funds in which the Master Fund invests have withdrawal rights ranging from monthly to annually after a maximum of a two year lock up period from the date of the initial investment.

Investment Category	Investment Strategy	Fair Value (in 000’s)	Unfunded Commitments (in 000’s)	Remaining Life*	Redemption Frequency*	Notice Period (in Days)*	Redemption Restrictions and Terms*
Arbitrage Strategies(a)	Investments in a variety of securities with the intent of profiting from relative changes in the price of a set of securities, currencies or commodities.	$816,040	N/A	N/A	Daily - Annually	0-92	0-2 years; up to 5% redemption fee
Domestic Equity(b)	Investments in equity securities issued by U.S. companies.	373,969	N/A	N/A	Monthly - Annually	7-90	0-3 years; up to 7% redemption fee
Energy(c)	Investments in securities issued by companies in the energy sector.	447,525	N/A	up to 15 years	Monthly - Quarterly	30-90	0-15 years; up to 5% redemption fee
Enhanced Fixed Income(d)	Investments in non-traditional fixed income securities.	738,016	N/A	N/A	Monthly - Rolling 3 years	0-185	0-3 years; up to 5% redemption fee
Global Opportunities(e)	Investments in equity securities issued by foreign companies.	12,068	N/A	N/A	Monthly - Rolling 3 years	7-90	0-3 years; up to 7.5% redemption fee
International Equity(e)	Investments in equity securities issued by foreign companies.	435,595	N/A	N/A	Monthly - Rolling 3 years	7-90	0-3 years; up to 7.5% redemption fee
Natural Resources(f)	Investments with exposure to non-energy natural resources.	32,583	147,880	up to 10 years	Quarterly	90-180	0-10 years; up to 3% redemption fee
Opportunistic Equity(g)	Investments in a variety of global markets across all security types.	1,001,719	N/A	N/A	Monthly - Bi-Annually	5-180	0-4 years; up to 5% redemption fee
Private Equity(h)	Investments in nonpublic companies.	561,725	466,303	up to 10 years	Quarterly - Annually	45-180	0-10 years; up to 3% redemption fee
Real Estate(i)	Investments in REIT’s, private partnerships, and various real estate related mortgage securities.	269,907	123,782	up to 10 years	Monthly - Quarterly	45-60	0-10 years; up to 3% redemption fee
		$4,689,147	$737,965

*

The information summarized in the table above represents the general terms for the specified asset class. Individual Investment Funds may have terms that are more or less restrictive than those terms indicated for the asset class as a whole. In addition, most Investment Funds have the flexibility, as provided for in their constituent documents, to modify and waive such terms. The Fund’s investments reflect their estimated fair value, which for marketable securities would generally be the last sales price on the primary exchange for such security and for Investment Funds, would generally be the net asset value as provided by the fund or its administrator.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

(a)

This category includes Investment Funds that invest using two primary Styles (Event-Driven and Relative Value). Event-Driven strategies typically will include investments in common and preferred equities and various types of debt (often based on the probability that a particular event will occur). These may include distressed or Special Situations investments (securities of companies that are experiencing difficult business situations). Relative Value strategies may include long and short positions in common and preferred equity, convertible securities, and various forms of senior and junior (typically unsecured) debt. Investments under this style may also include index options, options on futures contracts, and other derivatives.

(b)

This category includes Investment Funds that invest primarily in publicly-traded equity securities issued by U.S. companies. These securities will typically trade on one of the major U.S. stock exchanges. Investment Funds in this category may include long/short funds, mutual funds and exchange-traded funds.

(c)

This category includes Investment Funds that invest primarily in publicly-traded securities issued by companies in the energy sector, private investments in energy-related assets or companies, and futures in energy commodity markets. The Investment Funds include private funds which may hold long/short equities, commodity trading advisors (“CTAs”) trading contracts on energy related commodities, mutual funds or exchange-traded funds, and private partnerships with private investments in their portfolios. The estimated remaining life of the private investments in this asset class is greater than six years.

(d)

This category includes Investment Funds that invest primarily in the following sectors: secured leveraged loans, high yield bonds, distressed debt, structured credit, and global debt (typically less efficient areas of the global fixed income markets than traditional fixed income strategies). Generally these sectors may be heavily weighted to certain industries such as telecom and technology with lower credit rating ranges (including leveraged buyouts), may include distressed debt strategies and may include restricted securities and securities that may not be registered for which a market may not be readily available.

(e)

This category includes Investment Funds that invest primarily in publicly-traded equity securities issued by foreign companies or securities issued on U.S. stock exchanges that represent ownership of a foreign corporation. Investment Funds in this category may include long/short funds, mutual funds, and exchange-traded funds.

(f)

This category includes Investment Funds that invest primarily in assets with exposure to non-energy natural resources, including gold and other precious metals, industrial metals, and agricultural commodities. The Investment Funds may include private funds invested in long/short equities; CTA’s trading contracts on agricultural commodities, mutual funds and exchange-traded funds, and private partnerships with private investments in their portfolios. The estimated remaining life of the private investments in this asset class is greater than six years.

(g)

This category includes Investment Funds that invest in global markets and across all security types including equities, fixed income, derivatives, commodities, currencies, futures, and exchange-traded funds. Investment Funds in this category are typically private funds and may include global long/short equity funds, global macro funds, and CTA’s.

(h)

This category includes private equity funds that invest primarily in non-publicly traded companies in need of capital. These Investment Funds may vary widely as to sector, size, stage, duration, and liquidity. Certain of these Investment Funds may also focus on the secondary market, buying interests in existing private equity funds, often at a discount. The majority of the investments in this asset class have an estimated remaining life of greater than six years.

(i)

This category includes Investment Funds that invest in registered investment companies or managers that invest in real estate trusts (commonly known as “REITs”) and private partnerships that make investments in income producing properties, raw land held for development or appreciation, and various types of mortgage loans and common or preferred stock whose operations involve real estate. The private investments in this asset class have an estimated remaining life of greater than six years.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

(4) PARTNERS’ CAPITAL ACCOUNTS

(a) ISSUANCE OF INTERESTS

Upon receipt from an eligible investor of an initial or additional application for interests (the “Interests”), which will generally be accepted as of the first day of each month, the Master Fund will issue new Interests. The Interests have not been registered under the Securities Act, or the securities laws of any state. The Master Fund issues Interests only in private placement transactions in accordance with Regulation D or other applicable exemptions under the Securities Act. No public market exists for the Interests, and none is expected to develop. The Master Fund is not required, and does not intend, to hold annual meetings of its partners. The Interests are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Master Fund’s limited partnership agreement.

The Master Fund reserves the right to reject any applications for subscription of Interests. The $54,627,380 in contributions received in advance as of December 31, 2010, represents subscriptions for Master Fund Interests received prior to the January 2011 closing.

(b) ALLOCATION OF PROFITS AND LOSSES

For each fiscal period, generally monthly, net profits or net losses of the Master Fund are allocated among and credited to or debited against the capital accounts of all partners as of the last day of each fiscal period in accordance with the partners’ respective capital account ownership percentage for the fiscal period. Net profits or net losses are measured as the net change in the value of the partners’ capital of the Master Fund, including any change in unrealized appreciation or depreciation of investments and income, net of expenses, and realized gains or losses during a fiscal period. Net profits or net losses are allocated after giving effect for any initial or additional applications for Interests, which generally occur at the beginning of the month, or any repurchases of Interests.

(c) REPURCHASE OF INTERESTS

A partner will not be eligible to have the Master Fund repurchase all or any portion of an Interest at the partner’s discretion at any time. However, the Adviser expects that it will recommend to the Board that the Master Fund offer to repurchase Interests each calendar quarter, pursuant to written tenders by partners.

However, the Board retains the sole discretion to accept or reject the recommendation of the Adviser and to determine the amount of Interests, if any, that will be purchased in any tender offer that it does approve. In the event Interests are repurchased, there will be a substantial period of time between the date as of which partners must accept the Master Fund’s offer to repurchase their Interests and the date they can expect to receive payment for their Interests from the Master Fund.

(5) INVESTMENTS IN PORTFOLIO SECURITIES

(a) INVESTMENT ACTIVITY

As of December 31, 2010, the Master Fund held investments in Investment Funds and securities. The $4,322,374 in advanced contributions to Investment Funds as of December 31, 2010, represents funding of a portion of the January 2011 investments in such funds. The agreements related to investments in Investment Funds provide for compensation to the Investment Funds’ managers/general partners or advisers in the form of

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

management fees of up to 2.5% annually of monthly average net assets. In addition, many Investment Funds also provide for performance incentive fees/allocations of up to 25% of an Investment Fund’s net profits, although it is possible that such ranges may be exceeded for certain investment managers. These management fees and incentive fees are in addition to the management fees charged by the Master Fund.

For the year ended December 31, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were $1,389,953,269 and $1,667,628,468, respectively.

The cost of the Master Fund’s underlying investments for Federal income tax purposes is adjusted for items of taxable income allocated to the Master Fund from such investments. The allocated taxable income is generally reported to the Master Fund by its underlying investments on Schedules K-1, Forms 1099 or PFIC statements, or a combination thereof.

The underlying investments generally do not provide the Master Fund with tax reporting information until well after year end and as a result, the Master Fund is unable to calculate the year end tax cost of its investments until well after year end. The book and tax cost of the Master Fund’s investments as of December 31, 2009 was $4,715,876,152 and $5,011,706,602, respectively. The Master Fund’s book cost as of December 31, 2010, was $4,746,910,472, resulting in accumulated net unrealized appreciation of $682,663,330 consisting of $930,544,967 in gross unrealized appreciation and $247,881,637 in gross unrealized depreciation.

During the year ended December 31, 2010, certain investments were received through a transfer in-kind in connection with the redemption of certain investments. The fair value of these investments transferred-in-kind and related cost and realized gain (loss) are as follows:

Investments Transferred In-Kind	Fair Value	Cost	Realized Gain (Loss) on Transfers In-Kind
European Divergence Fund, L.P.	$23,256,339	$—	$23,256,339
Stark Investments Limited Partnership	2,341,352	2,728,813	(387,461)
Pardus Special Opportunities Fund, L.P.	8,994,191	22,229,742	(13,235,551)
PIPE Equity Partners, L.L.C.	5,648,503	6,893,974	(1,245,471)

	$40,240,385	$31,852,529	$8,387,856

In general, most of the Investment Funds in which the Master Fund invests, other than Investment Funds investing primarily in private equity, energy and real estate transactions, provide for periodic redemptions ranging from monthly to annually, after a notice period, with lock-up provisions usually for a period of up to four years from the date of investment. Investment Funds may, depending on the Investment Fund’s governing documents, have the ability to deny or delay a redemption request.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

(b) INVESTMENT FUND LIQUIDITY

Certain Investment Funds in which the Master Fund invests have restrictions on liquidity which may result in limitations or restrictions on redemptions including, but not limited to, lock-ups, notice periods and early redemption fees. The Master Fund’s investments are grouped in three categories of liquidity, as determined by the Master Fund. To better manage the Master Fund’s liquidity, the Adviser has also structured the portfolio’s capital into the liquidity categories listed below. The categories and percent of investments in each are as follows at December 31, 2010:

Liquidity Categories	Total Percentage of Capital Invested Allowed, per Category	Percentage of Investments, per Category	Category Definition
Category 1 Funds	65.00%	67.93%	Securities or Investment Funds that have at least quarterly withdrawal rights after a maximum two-year lock-up period.

Category 2 Funds	10.00%	8.87%	Investment Funds that have at least annual withdrawal rights after a maximum three-year lock-up period.

Category 3 Funds	25.00%	23.20%

Investment Funds that do not meet the definition of Category 1 or 2 Funds. This may include investments for which redemptions can only occur as the Investment Funds’ assets or investments are liquidated.

	100.00%	100.00%

The expiration or implementation of lock-up periods on Master Fund investments in an Investment Fund could result in such investments moving from one liquidity category to another.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

(c) AFFILIATED INVESTMENT FUNDS

At December 31, 2010, the Master Fund’s investments in certain Investment Funds were deemed to be investments in affiliated issuers under the 1940 Act, primarily because the Master Fund owns 5% or more of the Investment Funds’ total net assets. The activity resulting from investments in these funds, including interest and dividend income as well as realized gains and losses, is identified in the Consolidated Statement of Operations as transactions with affiliated investments. A listing of these affiliated Investment Funds (including 2010 activity) is shown below:

				For the Period 1/1/2010 through 12/31/10				For the Period 1/1/2010 through 12/31/10
Investment Funds	Shares 12/31/2009	Shares 12/31/2010	Fair Value 12/31/2009	Cost of Purchases	Cost of Sales*	Change in Appreciation/ Depreciation	Fair Value 12/31/2010	Interest/ Dividend Income	Realized Gain (Loss) on Investments
Accel-KKR Capital Partners III, L.P.			$6,778,000	$5,656,969	$(3,979,410)	$(334,162)	$8,121,397		$(629,601)
Alden Global Distressed Opportunities Fund, L.P.			—	70,000,000	—	(5,863,359)	64,136,641
Algebris Global Finacials Fund, L.P.			65,902,226	—	—	1,821,262	67,723,488
Artis Partners 2X (Institutional), L.P.			—	25,000,000	—	1,733,872	26,733,872
Atlas Global LLC			21,244,645	—	—	3,141,351	24,385,996
BDCM Partners I, L.P.			56,104,546	—	—	10,339,967	66,444,513
Bell Point Credit Opportunities, L.P.			—	30,000,000	—	1,256,708	31,256,708
Benson Elliott Real Estate Partners III, L.P.***			—	—	—	—	—
BlueGold Global Fund, L.P.			40,398,940	20,000,000	—	7,404,627	67,803,567
Bonanza Master Fund, Ltd Liquidating Trust	1,763	675	1,041,811	—	(494,662)	(237,432)	309,717		(965,332)
Boyer Allan Greater China Fund, L.P.			33,145,460	—	(20,000,000)	(2,283,900)	10,861,560		(651,769)
Catterton Growth Partners, L.P.			6,442,971	2,877,858	—	759,941	10,080,770
CCM Small Cap Value Qualified Fund, L.P.			26,157,599	—	—	16,609,460	42,767,059
Chilton Global Natural Resources Partners, L.P.			65,699,032	—	—	14,433,566	80,132,598
Contrarian Capital Fund I, L.P.			114,556,167	—	(45,000,000)	11,664,384	81,220,551		8,411,387
Corriente Partners, L.P.			42,867,486	—	—	6,324,919	49,192,405
Corriente China Opportunity Partners, L.P.			—	10,000,000	—	(2,628,956)	7,371,044
Corriente China Opportunity Partners II, L.P.			—	20,000,000	—	(5,197,299)	14,802,701
Courage Special Situations Fund, L.P.			—	15,000,000	—	(748,774)	14,251,226
Covepoint Emerging Markets Macro Fund, L.P.			63,761,021	—	—	11,014,780	74,775,801
CRC Credit Fund, Ltd.	41,819	134,165	56,051,925	—	(12,859,467)	6,006,204	49,198,662		(948,616)
Credit Distressed Blue Line Fund, L.P.			—	40,000,000	—	4,340,299	44,340,299
CRM Windridge Partners, L.P.			15,288,746	10,000,000	—	(1,484,762)	23,803,984
CX Partners Fund, Limited			3,526,463	6,348,639	(3,522,016)	633,990	6,987,076	$131,406
Dabroes Investment Fund L.P.			33,175,396	—	—	8,102,286	41,277,682
Dace Ventures I, L.P.			1,016,195	622,571	—	121,234	1,760,000
EDF-MI Onshore, L.P.			—	88,256,339	—	31,536,335	119,792,674
EEA Europe Long Short Fund	—	234,522	—	25,000,000	—	2,929,175	27,929,175
Empire Capital Partners Enchanced, L.P.			26,607,742	—	—	6,464,071	33,071,813
EnCap Energy Infrastructure TE Feeder, L.P.			945,000	2,790,809	(701,525)	(332,347)	2,701,937

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

				For the Period 1/1/2010 through 12/31/10				For the Period 1/1/2010 through 12/31/10
Investment Funds	Shares 12/31/2009	Shares 12/31/2010	Fair Value 12/31/2009	Cost of Purchases	Cost of Sales*	Change in Appreciation/ Depreciation	Fair Value 12/31/2010	Interest/ Dividend Income	Realized Gain (Loss) on Investments
European Divergence Fund, L.P.			$89,262,288	—	$(92,432,073)	$22,404,314	$19,234,529		$56,717,383
Florida Real Estate Value Fund, LP			—	—	—	1,906,561	1,906,561	$797
Fortelus Special Situations Fund, L.P.			—	$60,000,000	—	(4,650,869)	55,349,131
Forum European Realty Income III, L.P.			3,389,181	3,276,307	—	(760,589)	5,904,899
Garrison Opportunity Fund LLC			—	16,918,538	(1,402,262)	3,362,760	18,879,036
Global Undervalued Securities Fund (QP), L.P.			38,900,205	—	—	8,584,840	47,485,045
Goldfinch Capital Management, L.P.			—	40,000,000	—	(3,684,196)	36,315,804
GTIS Brazil Real Estate Fund (Brazilian Real), LP			6,902,006	3,967,237	—	3,731,742	14,600,985
Halcyon European Structured Opportunities Fund, L.P.			2,122,848	—	(1,314,664)	650,751	1,458,935		(1,969,472)
Harbinger Capital Partners Fund I, L.P.			113,202,487	—	(20,000,000)	(12,647,153)	80,555,334		13,299,787
Hayman Capital Partners, L.P.			35,978,288	—	—	2,842,893	38,821,181
HealthCor, L.P.**			78,511,767	—	(18,752,227)	3,153,504	62,913,044		5,764,236
HealthCor Partners Fund, L.P.			3,280,240	1,162,978	(785,903)	(556,641)	3,100,674
Hillcrest Fund, L.P.			1,128,542	5,740,436	—	(247,115)	6,621,863	9,935
India Capital Fund Ltd.	597,747	450,725	29,823,743	2,000,000	(11,963,691)	7,945,335	27,805,387		7,463,691
ING Clarion Global, L.P.			36,189,695	—	—	(852,401)	35,337,294
Integral Capital Partners VIII, L.P.			16,152,023	—	—	1,944,795	18,096,818
Intervale Capital Fund, L.P.			11,200,495	2,842,860	—	(112,403)	13,930,952	526,975
Investcorp Silverback Arbitrage Fund, LLC			14,633,092	—	—	1,614,610	16,247,702
Ithan Creek Partners, L.P.			62,308,137	—	—	10,572,315	72,880,452
Japan Macro Opportunities Partners, L.P.			—	25,000,000	—	(522,297)	24,477,703
Kenmont Onshore Fund, L.P.			6,838,268	—	(3,784,278)	(690,779)	2,363,211		(1,605,961)
LC Fund IV, L.P.			3,538,836	7,478,460	—	642,785	11,660,081
Longhorn Onshore Investors, L.P.			40,537,561	—	(20,000,000)	(3,602,827)	16,934,734		(3,690,977)
Magnetar SPV, LLC (Series L)			—	55,900,943	(32,470,500)	(6,112,008)	17,318,435		(5,357,796)
Middle East North Africa Opportunities Fund, L.P.	5,089	5,089	3,679,629	—	—	487,444	4,167,073
Midstream & Resources Follow-On Fund, L.P.			—	10,550,437	(77)	2,749,940	13,300,300	57
Miura Global Partners II, L.P.			58,773,242	—	(25,000,000)	1,992,833	35,766,075		472,871
Monsoon Infrastructure & Realty Co-Invest, L.P.			10,601,602	—	—	(636,921)	9,964,681
Montrica Global Opportunities Fund, L.P.	412,880	189,589	34,747,006	—	(19,420,120)	993,340	16,320,226		(2,727,017)
Morgan Rio Capital Fund, L.P.**			10,805,037	8,000,000	—	2,901,610	21,706,647
Mudrick Distressed Opportunity Fund L.P.			—	25,000,000	—	294,837	25,294,837
Net Lease Private REIT VII, Inc.			5,000,000	—	(162,001)	—	4,837,999	545,508
Net Lease Private REIT VII-A, Inc			5,000,000	—	(162,001)	—	4,837,999	545,508
New Horizon Capital III, L.P.			4,100,286	11,623,554	(5,395,058)	3,617,955	13,946,737
Orbis Real Estate Fund I			3,193,918	70,416	—	6,065	3,270,399	24,283
Overseas CAP Partners, Inc.	60,228	45,265	90,211,691	—	(25,000,000)	1,774,529	66,986,220		4,869,320
Passport II, L.P.			58,662,250	10,000,000	—	13,179,977	81,842,227
Paulson Partners Enhanced, L.P.			62,076,060	—	(21,489,962)	12,682,005	53,268,103		12,722,307
Phoenix Asia Real Estate Investments II, L.P.			12,134,290	1,875,021	(289,949)	1,136,579	14,855,941	115,091

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

				For the Period 1/1/2010 through 12/31/10				For the Period 1/1/2010 through 12/31/10
Investment Funds	Shares 12/31/2009	Shares 12/31/2010	Fair Value 12/31/2009	Cost of Purchases	Cost of Sales*	Change in Appreciation/ Depreciation	Fair Value 12/31/2010	Interest/ Dividend Income	Realized Gain (Loss) on Investments
PIPE Equity Partners, L.L.C.			$49,160,976	—	$(5,648,503)	$(10,985,589)	$32,526,884		$(1,245,471)
PIPE Select Fund, LLC			54,096,983	$5,648,503	—	12,064,663	71,810,149
Private Equity Investment Fund IV, L.P.			6,971,683	312,093	(529,845)	(330,374)	6,423,557	$94
Private Equity Investment Fund V, L.P.**			5,980,053	7,105,641	(384,265)	(1,096,205)	11,605,224
Providence MBS Fund L.P.			—	25,000,000	—	487,951	25,487,951
PSAM WorldArb Partners, L.P.			40,726,688	—	—	3,603,856	44,330,544
Q Funding III, L.P.			12,921,502	—	—	3,394,327	16,315,829
Q4 Funding, L.P.			36,403,334	—	—	9,633,622	46,036,956
R.G. Niederhoffer Global Fund, L.P. I			26,594,262	20,000,000	—	(3,484,107)	43,110,155
Saints Capital VI, L.P.			8,114,436	2,705,787	(158,126)	(98,816)	10,563,281
Salem Global Opportunity Fund, L.P.			24,879,678	10,000,000	—	3,533,912	38,413,590
Samlyn Onshore Fund, L.P.			94,955,663	10,000,000	(29,153,856)	(884,396)	74,917,411		7,644,873
SCP Sakonnet Fund, L.P.			58,705,338	—	—	590,324	59,295,662
Skopos Fund, LLC	262,504	252,374	37,290,645	—	(10,000,000)	11,350,652	38,641,297		1,942,097
Sorin Fund, L.P.			17,775,364	—	(18,041,898)	1,441,401	1,174,867		(8,064,380)
Southport Energy Plus Partners, L.P.			108,765,888	—	(30,000,000)	(9,671,518)	69,094,370		6,490,578
Sovereign Capital Limited Partnership III			—	2,438,430	—	(372,593)	2,065,837
Tiedemann/Falconer Partners, L.P.			45,831,080	—	(35,000,000)	(45,571)	10,785,509		1,154,239
Tiger Consumer Partners, L.P.			42,044,130	—	—	1,706,561	43,750,691
Transwestern Mezzanine Realty Partners III, L.L.C.			739,500	3,396,978	(58,569)	235,672	4,313,581	58,569
Trivest Fund IV, L.P.			5,773,050	5,541,683	(2,732,386)	3,604,367	12,186,714
Trustbridge Partners II, L.P.			17,645,511	3,948,393	(6,753,723)	14,566,451	29,406,632		1,154,881
Trustbridge Partners III, L.P.			6,418,556	7,840,066	—	5,862,941	20,121,563
Tuckerbrook SB Global Distressed Fund I, L.P.			6,667,136	—	—	654,384	7,321,520
Valiant Capital Partners, L.P.			94,003,401	16,034,426	(4,036,427)	17,033,724	123,035,124
Velite Energy L.P.			115,196,350	—	(45,000,000)	1,335,216	71,531,566		24,059,991
Waterstone Market Neutral Fund, L.P.			99,885,299	—	(30,000,000)	6,359,588	76,244,887		11,446,844
WestView Capital Partners II, L.P.			1,272,200	6,221,240	—	(778,574)	6,714,866
Whitebox Multi-Strategy Fund, L.P.	100,080	90,427	100,198,491	—	(10,402,828)	15,958,920	105,754,583		2,308,405

			$2,752,613,281	$789,153,612	$(614,282,272)	$289,296,349	$3,216,780,970	$1,958,223	$138,066,498

*	Sales include return of capital.
**	Voting rights have been waived for these investments.
***	Affiliated investment based on capital commitment. No contributions have been made as of December 31, 2010.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

(6) FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

In the normal course of business, the Investment Funds in which the Master Fund invests trade various derivative securities and other financial instruments, and enter into various investment activities with off-balance sheet risk both as an investor and as a principal. The Master Fund’s risk of loss in these Investment Funds is limited to the value of the investment in, or commitment to, such Investment Funds. In addition, the Master Fund may from time to time invest directly in derivative securities or other financial instruments to gain greater or lesser exposure to a particular asset class.

(7) DUE FROM BROKERS

The Master Fund conducts business with brokers for its investment activities. The clearing and depository operations for the investment activities are performed pursuant to agreements with the brokers. The Master Fund is subject to credit risk to the extent any broker with whom the Master Fund conducts business is unable to deliver cash balances or securities, or clear security transactions on the Master Fund’s behalf. The Master Fund monitors the financial condition of the brokers with which the Master Fund conducts business and believes the likelihood of loss under the aforementioned circumstances is remote.

(8) ADMINISTRATION AGREEMENT

In consideration for administrative, accounting, and recordkeeping services, the Master Fund will pay the Independent Administrator a monthly administration fee based on the month end partners’ capital of the Master Fund. The Master Fund is charged, on an annual basis, 6 basis points on partners’ capital of up to $2 billion, 5 basis points on partners’ capital between the amounts of $2 billion and $5 billion, 2 basis points on partners’ capital between the amounts of $5 billion and $15 billion, and 1.25 basis points for amounts over $15 billion. The administration fee is payable monthly in arrears. The Independent Administrator will also provide the Master Fund with legal, compliance, transfer agency, and other investor related services at an additional cost.

The administration fees will be paid out of the Master Fund’s assets, which will decrease the net profits or increase the net losses of the partners in the Master Fund. As of December 31, 2010, the Master Fund had $5,355,785,091 in partners’ capital. The total administration fee incurred for the year ended December 31, 2010, was $2,797,885.

(9) RELATED PARTY TRANSACTIONS

(a) INVESTMENT MANAGEMENT FEE

In consideration of the advisory and other services provided by the Adviser to the Master Fund pursuant to the Investment Management Agreement, the Master Fund will pay the Adviser an investment management fee (the “Investment Management Fee”), equal to 1.00% on an annualized basis of the Master Fund’s partners’ capital calculated based on the Master Fund’s partners’ capital at the end of each month, payable quarterly in arrears. The Investment Management Fee will decrease the net profits or increase the net losses of the Master Fund that are credited to or debited against the capital accounts of its partners. For the year ended December 31, 2010, $54,407,790 was incurred for Investment Management Fees.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

(b) PLACEMENT AGENTS

The Master Fund may engage one or more placement agents (each, a “Placement Agent”) to solicit investments in the Master Fund. Salient Capital, L.P., an affiliate of the Adviser, is a broker-dealer who has been engaged by the Master Fund to serve as a Placement Agent. A Placement Agent may engage one or more sub-placement agents. The Adviser or its affiliates may pay a fee out of their own resources to Placement Agents and sub-placement agents. As of December 31, 2010, two nonaffiliated sub-placement agents service approximately 85.29% of the feeder funds assets which are invested in the Master Fund. To the extent that substantial numbers of investors have a relationship with a particular sub-placement agent, such sub-placement agent may have the ability to influence investor behavior, which could affect the Master Fund.

(10) INDEBTEDNESS OF THE FUND

As a fundamental policy, the Master Fund may borrow up to, but not more than, 25% of the partners’ capital of the Master Fund (at the time such borrowings were made and after taking into account the investment and/or deployment of such proceeds) for the purpose of making investments, funding redemptions and for other working capital and general Master Fund purposes. For purposes of the Master Fund’s investment restrictions and certain investment limitations under the 1940 Act, including for example, the Master Fund’s leverage limitations, the Master Fund will not “look through” Investment Funds in which the Master Fund invests. Investment Funds may also use leverage, whether through borrowings, futures, or other derivative products and are not subject to the Master Fund’s investment restrictions. However, such borrowings by Investment Funds are without recourse to the Master Fund and the Master Fund’s risk of loss is limited to its investment in such Investment Funds, other than for some Investment Funds in which the Master Fund has made a capital commitment, for which the risk of loss is limited to the Master Fund’s total capital commitment. For some Investment Funds in which the Master Fund has made a capital commitment that will be funded over a period of time, such as private equity, private energy and real estate funds, the Master Fund, in certain instances, may commit to fund more than its initial capital commitment. The rights of any lenders to the Master Fund to receive payments of interest or repayments of principal will be senior to those of the partners, and the terms of any borrowings may contain provisions that limit certain activities of the Master Fund.

The Master Fund maintains a line of credit agreement (the “Agreement”) with Deutsche Bank Aktiengesellschaft which provides a $250,000,000 credit facility, with available borrowing capacity subject to collateral allocation ratios as defined in the Agreement. Borrowings under the Agreement are secured by the Master Fund’s investments. The Agreement provides for a commitment fee plus interest accruing on any borrowed amounts at the three-month London Interbank Offered Rate (LIBOR) plus a spread of 1.25% per annum, payable quarterly in arrears. The average amount of the borrowings during the year ended December 31, 2010 was $877,028. The weighted average interest rate paid on the line of credit outstanding borrowings during the year ended December 31, 2010 was 1.51%. The current credit facility agreement expires on June 30, 2011.

(11) FINANCIAL HIGHLIGHTS

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended, December 31, 2008	Year ended December 31, 2007	Year ended December 31, 2006
Net investment loss to average partners’ capital[1]	(0.84)%	(0.95)%	(1.19)%	(0.63)%	(0.61)%
Expenses to average partners’ capital[1,2]	1.19%	1.20%	1.54%	1.37%	1.24%
Portfolio turnover	26.71%	27.40%	29.19%	4.19%	15.31%
Total return[3]	9.52%	14.96%	(23.46)%	17.41%	12.37%
Partners’ capital, end of year (in 000’s)	$5,355,785	$5,212,611	$4,663,185	$3,269,969	$1,011,295

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Notes to Consolidated Financial Statements, continued

December 31, 2010

An investor’s return (and operating ratios) may vary from those reflected based on the timing of capital transactions.

1	Ratios are calculated by dividing the indicated amount by average partners’ capital measured at the end of each month during the period.
2

Expense ratios do not include expenses of acquired funds that are paid indirectly by the Master Fund as a result of ownership of the underlying funds. Expenses include U.S. offshore withholding tax, which is only allocable to investors investing through the offshore feeder funds.

3	Calculated as geometrically linked monthly returns for each month in the year.

(12) SUBSEQUENT EVENTS

The Master Fund accepts initial or additional applications for Interests generally as of the first day of the month. Investor subscriptions for Interests totaled approximately $61 million and $32 million for January and February 2011, respectively.

Based on the partners’ capital of the Master Fund, the Adviser recommended to the Board that a tender offer in an amount of up to $550,000,000 be made for the quarter ending March 31, 2011 to those partners who elect to tender their Interests prior to the expiration of the tender offer period. The Board approved such recommendation and partners in the Master Fund were notified of a tender offer with a February 22, 2011 expiration date and approximately $243 million was tendered.

Management of the Master Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2010.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information

December 31, 2010

(Unaudited)

Directors and Officers

The Master Fund’s operations are managed under the direction and oversight of the Board. Each Director serves for an indefinite term or until he or she reaches mandatory retirement, if any, as established by the Board. The Board appoints the officers of the Master Fund who are responsible for the Master Fund’s day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

The Directors and officers of the Master Fund may also be directors or officers of some or all of the other registered investment companies managed by the Adviser or its affiliates (the “Fund Complex”). The tables below show, for each Director and officer, his or her full name, address and age (as of December 31, 2010), the position held with the Master Fund, the length of time served in that position, his or her principal occupations during the last five years, the number of portfolios in the Fund Complex overseen by the Director, and other directorships held by such Director.

Compensation for Directors

The Master Fund, The Endowment Institutional Fund, L.P, The Endowment Registered Fund, L.P. and The Endowment TEI Fund, L.P. together pay each of the Directors who is not an “interested person” of the Adviser, as defined in the 1940 Act (the “Independent Directors”) an annual retainer of $42,000, which is paid quarterly, a fee of $5,000 per Board meeting, a fee of $2,500 for any special Board meeting, a fee of $1,250 per interim Board meeting, a fee of $1,250 per each committee meeting to each committee member, and an annual fee of $10,000 for the audit committee chairman, and $7,500 for each other committee chair, each of which is paid quarterly, and an annual fee of $10,000, paid quarterly, to the lead Independent Director. There are currently five Independent Directors. In the interest of retaining Independent Directors of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate.

Interested Directors

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
John A. Blaisdell(1) Age: 50 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	4	Salient Absolute Return Funds (investment companies) (three funds)

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Andrew B. Linbeck(1) Age: 46 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	4	Salient Absolute Return Funds (investment companies) (three funds)
A. Haag Sherman(1) Age: 45 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director, Co- Principal Executive Officer	Since January 2004	Member, Investment Committee of the Adviser, since 2002; Managing Director of Salient, since 2002	4	Salient Absolute Return Funds (investment securities) (three funds); Plains Capital Corporation, since 2009

(1)

This person’s status as an “interested” director arises from his affiliation with Salient Partners, L.P., which itself is an affiliate of the Master Fund, The Endowment Institutional Fund, L.P., The Endowment Registered Fund, L.P., The Endowment TEI Fund, L.P. and the Adviser.

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Independent Directors

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Karin B. Bonding, CFA Age: 70 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since 2010	Lecturer, University of Virginia, since 1996; President of Capital Markets Institute, Inc. (fee-only financial planner and investment advisor) since 1996.	4	Salient
Absolute
Return
Funds

(investment
securities)

(three funds);

Brandes
Investment
Trust
(investment
companies)
(four funds)
since 2006;
Credit
Suisse
Alternative
Capital
Funds
(investment
companies)
(six funds)
2005-2010

Jonathan P. Carroll Age: 49 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President of Lazarus Financial LLC (holding company) since 2006; private investor for the prior five years	4	Salient Absolute Return Funds (investment securities) (three funds); Lazarus Financial LLC, Lazarus Energy Holdings LLC and affiliates, since 2006

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Name, Address and Age	Position(s) Held with the Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Richard C. Johnson Age: 73 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Senior Counsel (retired) for Baker Botts LLP (law firm) since 2002; Managing Partner, Baker Botts, 1998 to 2002; practiced law at Baker Botts, 1966 to 2002 (1972 to 2002 as a partner)	4	Salient Absolute Return Funds (investment companies) (three funds)
G. Edward Powell Age: 74 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	Principal of Mills & Stowell (private equity) since 2002. Principal, Innovation Growth Partners (consulting), since 2002; consultant to emerging and middle market businesses, 1994-2002; Managing Partner, PriceWaterhouse & Co. (Houston Office, 1982 to 1994)	4	Salient Absolute Return Funds (investment securities) (three funds); Energy Services International, Inc., since 2004; Therapy Track, LLC, since 2009
Scott E. Schwinger Age: 45 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since January 2004	President, The McNair Group (management), since 2006; Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team), 1999	4	Salient Absolute Return Funds (investment securities) (three funds); The Make- A-Wish Foundation, since 2008; YES Prep Public Schools, since 2001

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Name, Address and Age	Position(s) Held with Master Fund	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Dr. Bernard Harris Age: 54 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Director	Since June 2009	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc (venture investing), since 2002; President of The Space Agency (marketing), since 1999; President of The Harris Foundation (non-profit), since 1998; Clinical scientist, flight surgeon and astronaut for NASA, 1986 to 1996	4

Salient Absolute Return Funds (investment securities)

(three funds);

U.S. Physical Therapy, Inc., since 2005; Sterling Bancshares, Inc., since 2007; RMD Networks, Inc., since 2006; Monebo Technologies Inc., since 2009; AG Technologies, since 2009; The Harris Foundation, Inc., since 1998; Houston Technology Center, since 2004; Greater Houston Community Foundation, 2004-2009; Communities in Schools, since 2007; ZOO SCORE “Counselors to America’s Small Business”, since 2009; American Telemedicine Association, since 2007; Houston Angel Network, since 2004; BioHouston, since 2006; The National Math and Science Initiative, and Space Agency, since 2008

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Officers of the Fund Who Are Not Directors

Name, Address and Age	Position(s) Held with the Master Fund	Principal Occupation(s) During the Past 5 Years
Paul Bachtold Age: 37 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Chief Compliance Officer	Consultant, Chicago Investment Group (compliance consulting), 2009-2010; US Compliance Manager, Barclays Global Investors, 2005-2008
John E. Price Age: 43 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Treasurer; Principal Financial Officer	Director and Chief Financial Officer, Adviser, since 2003; Partner and Director, Salient, since 2003
Adam L. Thomas Age: 36 Address: c/o The Endowment Master Fund L.P. 4265 San Felipe, Suite 800, Houston, TX 77027	Secretary	Director of Adviser, since 2004; Partner and Director, Salient, since 2002

THE ENDOWMENT MASTER FUND, L.P.

(A Limited Partnership)

Supplemental Information, continued

December 31, 2010

(Unaudited)

Allocation of Investments

The following chart indicates the allocation of investments among the asset classes in the Master Fund as of December 31, 2010.

Asset Class[1]	Fair Value	%
Arbitrage Strategies	$852,071,044	15.70
Domestic Equity	419,777,421	7.73
Energy	494,757,196	9.11
Enhanced Fixed Income	738,016,141	13.59
Global Opportunities	12,068,472	0.22
International Equity	435,594,675	8.02
Natural Resources	258,510,284	4.76
Opportunistic Equity	1,001,719,211	18.45
Private Equity	561,725,007	10.35
Real Estate	280,691,679	5.17
Agencies	130,732,304	2.41
Fixed Income	70,163,439	1.29
Call Options Purchased	42,026,011	0.77
Money Market	132,010,918	2.43

Total Investments	$5,429,863,802	100.00

Call Options Sold, Not Yet Purchased	(290,000)	0.00

1	The complete list of investments included in the following asset class categories is included in the Consolidated Schedule of Investments of the Master Fund.

Form N-Q Filings

The Master Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Form N-Q is available on the Securities and Exchange Commission website at http://www.sec.gov. The Master Fund’s Form N-Q may be reviewed and copied at the Securities and Exchange Commission Public Reference Room in Washington, DC and information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Information regarding how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 1-800-725-9456; and (ii) on the Securities and Exchange Commission website at http://www.sec.gov.

Additional Information

The Master Fund’s private placement memorandum (the “PPM”) includes additional information about Directors of the Master Fund. The PPM is available, without charge, upon request by calling 1-800-725-9456.

Independent Directors

Jonathan P. Carroll

Dr. Bernard Harris

Richard C. Johnson

G. Edward Powell

Scott E. Schwinger

Karin B. Bonding

Interested Directors and Officers

John A. Blaisdell, Director and Co-Principal Executive Officer

Andrew B. Linbeck, Director and Co-Principal Executive Officer

A. Haag Sherman, Director and Co-Principal Executive Officer

John E. Price, Treasurer and Principal Financial Officer

Adam L. Thomas, Secretary

Paul A. Bachtold, Chief Compliance Officer

Investment Adviser

Endowment Advisers, L.P.

Houston, TX

Fund Administrator and Transfer Agent

Citi Fund Services Ohio, Inc.

Columbus, OH

Custodian

J.P. Morgan Chase Bank, N.A.

Greenwich, CT

Independent Registered Public Accounting Firm

KPMG LLP

Columbus, OH

Legal Counsel

K&L Gates LLP

Boston, MA

THE ENDOWMENT FUND™

DEMOCRATIZING INVESTING

4265 San Felipe

Suite 800

Houston, Texas 77027

Tel 800-725-9456

Fax 713-993-4698

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is G. Edward Powell, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Current Year
Audit Fees	$11,000
Audit-Related Fees	$0
Tax Fees	$0
All Other Fees	$0

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The audit committee may delegate its authority to pre-approve audit and permissible non-audit services to one or more members of the committee. Any decision of such members to pre-approve services shall be presented to the full audit committee at its next regularly scheduled meeting.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this item that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X.

Current Year
0%

(f) Not applicable.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Current Year
$0

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments as of the close of the reporting period is included in the report to the shareholders filed under item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

These policies are included as Exhibit 12(a)(4).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The Adviser’s Investment Committee Members

As of the date of the filing, the Investment Committee is responsible for the day-to-day management of the Fund’s portfolio. The Endowment Master Fund, L.P. (the “Master Fund”), The Endowment Institutional Fund, L.P. (the “Institutional Fund”), The Endowment Registered Fund, L.P. (the “Registered Fund”) and The Endowment TEI Fund, L.P. (the “TEI Fund”) are registered investment companies (collectively, the “Fund Complex” and each individually the “Fund”). The members of the Investment Committee (each an “Investment Committee Member”) are: Messrs. John A. Blaisdell, Andrew B. Linbeck, A. Haag Sherman and Mark W. Yusko.

Mr. Blaisdell has served as an Investment Committee Member since January 2004 and Managing Director of Salient Partners, L.P. (“Salient”) since December 2002. Previously, he held the position of Chief Executive Officer of Wincrest Ventures, L.P. (from 1997-2002). Mr. Linbeck has served as an Investment Committee Member since January 2004 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of The Redstone Companies, L.P. and certain affiliates thereof (from 1998-2002). Mr. Sherman has served as an Investment Committee Member since January 2004 and Managing Director of Salient since August 2002. Previously, he held the position of Partner and executive officer of The Redstone Companies, L.P. (from 1998-2002). Mr. Yusko has served as an Investment Committee Member since January 2004. He is also President of Morgan Creek Capital Management (since July 2004) and Principal of Hatteras Capital Management (since September 2003). Previously, Mr. Yusko held the position of Chief Investment Officer of the University of North Carolina at Chapel Hill (from 1998-2004). Each member of the Investment Committee reviews asset allocation recommendations by the Adviser’s staff, manager due diligence and recommendations and, by a majority vote of the Investment Committee, determines asset allocation and manager selection.

The Adviser and certain other entities controlled by the Principals manage investment programs which are similar to that of the Fund, and the Adviser and/or the Principals may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment vehicles with investment programs similar to the Funds.

Other Accounts Managed by the Investment Adviser

Certain Investment Committee Members, who are primarily responsible for the day-to-day management of the Fund, also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following tables identify, as of December 31, 2010: (i) the number of registered investment companies (including the Fund), other pooled investment vehicles and other accounts managed by the Investment Committee Member and the total assets of such companies, vehicles and accounts; and (ii) the number and total assets of such companies, vehicles and accounts with respect to which the advisory fee is based on performance.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number	Total Assets	Number	Total Assets	Number	Total Assets
John A. Blaisdell	8	$5.456 billion	13	$421 million	>1,420	>$	9.343 billion	(1)

Andrew B. Linbeck	8	$5.456 billion	13	$421 million	>1,420	>$	9.343 billion	(1)
A. Haag Sherman	8	$5.456 billion	13	$421 million	>1,420	>$	9.343 billion	(1)
Mark W. Yusko	10	$6.96 billion	28	$2.3 billion	21		$1.4 billion	(2)

(1)	Messrs. Blaisdell, Linbeck and Sherman serve as principal executive officers of Salient Partners, which owns Salient Trust Co., LTA, a trust company chartered under the laws of the state of Texas. In such capacities, Messrs. Blaisdell, Linbeck and Sherman have investment responsibilities on the clients of such entities. However, the number of accounts and asset figures cited in the table relate to the accounts and assets over which Messrs. Blaisdell, Linbeck and Sherman have discretion in their capacities as principal executive officers of such entities/clients.
(2)	Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC, and a principal of Hatteras Capital Management, advisory firms located in North Carolina. The figure cited in the table reflects the advisory assets of Morgan Creek Capital Management, LLC. $1 billion included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by Investment Committee Member.

Name of Investment Committee Member	Registered Investment Companies Managed by Investment Committee Member		Other Pooled Investment Vehicles Managed by Investment Committee Member		Other Accounts Managed by Investment Committee Member
	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees	Number with Performance- Based Fees	Total Assets with Performance Based Fees
John A. Blaisdell	0	0	3	$376 million	1	$8 billion
Andrew B. Linbeck	0	0	3	$376 million	1	$8 billion
A. Haag Sherman	0	0	3	$376 million	1	$8 billion
Mark W. Yusko	5	$1.6 billion	23	$2.3 billion	21	$1.4 billion	(1)

(1)	Mr. Yusko serves as the principal executive officer of Morgan Creek Capital Management, LLC, and a principal of Hatteras Capital Management, advisory firms located in North Carolina. The figure cited in the table reflects the advisory assets of Morgan Creek Capital Management, LLC. $1 billion included in Total Assets of Pooled Investment Vehicles Managed is also included in Total Assets of Other Accounts Managed by Investment Committee Member.

Conflicts of Interest of the Adviser

From time to time, potential conflicts of interest may arise between an Investment Committee Member’s management of the investments of the Fund, on the one hand, and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”), on the other. The other accounts might have similar investment objectives or strategies as the Fund, track the same index the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the Investment Committee Member’s day-to-day management of a Fund. Because of their positions with the Fund, the Investment Committee Members know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the Investment Committee Members could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the Investment Committee Member’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the Investment Committee Member, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and other accounts. The Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Performance Fees. An Investment Committee Member may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the Investment Committee Member in that the Member may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund.

Compensation to Investment Committee Members

Messrs. Blaisdell, Linbeck, Sherman and Yusko indirectly own equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Messrs. Blaisdell, Linbeck, Sherman and Yusko receive all of their compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, they believe that a significant driver of their compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Messrs. Blaisdell, Linbeck and Sherman also indirectly own equity in the advisers to other funds and are compensated based on the size of the funds’ asset bases and the management and servicing fees charged thereon. In addition, Messrs. Blaisdell, Linbeck and Sherman are partners and principal executive officers of Salient and related affiliates and subsidiaries (collectively, the “Salient Group”), which pays them a base salary (but no bonus) and is obligated to make distributions of profits to them, as well as the other partners, on an annual basis. These individuals are responsible for the investment processes and management of the Salient Group. Messrs. Blaisdell, Linbeck and Sherman believe that to the extent that they are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation from the Salient Group.

Mr. Yusko is a partner of Morgan Creek Capital Management, which pays him a base salary and is anticipated to make distributions of profits above and beyond that which is necessary to operate the business. Mr. Yusko is chiefly responsible for the investment processes and management of Morgan Creek Capital Management. He believes that to the extent that he and the staff at Morgan Creek Capital Management are successful in their investment endeavors, the greater the number of assets over time and the more significant their compensation.

Securities Ownership of Investment Committee Members

The table below shows the dollar range of the interests of each Fund beneficially owned as of December 31, 2010 by each Investment Committee Member.

Investment Committee Member	Master Fund	Institutional Fund	Registered Fund	TEI Fund
John A. Blaisdell	None	Over $1,000,000	None	$100,001 to $500,000
Andrew B. Linbeck	None	Over $1,000,000	None	$100,001 to $500,000
A. Haag Sherman	None	Over $1,000,000	None	$50,001 to $100,000
Mark W. Yusko	None	None	None	None

(2)	$2,213,622 represents indirect beneficial ownership in the Master Fund held by Mark W. Yusko through other feeder funds that invest in the Master Fund.

Portfolio Manager Compensation

Mr. Adam L. Thomas has significant day-to-day duties in the management of the portfolio of the Master Fund, including providing analysis and recommendations on Asset Allocation and Investment Fund selection to the Investment Committee. Mr. Thomas indirectly owns equity interests in the Adviser. As it relates to the Fund and other funds within the Fund Complex, Mr. Thomas receives all of his compensation based on the size of the Fund and the other funds within the Fund Complex and the management and servicing fees charged thereon. Accordingly, he believes that a significant driver of his compensation is the performance of the Fund and the Fund Complex, which has a significant bearing on the ability to raise additional assets. Mr. Thomas also indirectly owns equity in the advisers to other funds, which are compensated based on the size of the funds’ asset bases and the management and servicing fees charged thereon. In addition, Mr. Thomas is a partner and officer of entities within the Salient Group, which pay him a base salary and he may receive a bonus, and Salient is obligated to make distributions of profits to him, as well as the other partners, on an annual basis. Mr. Thomas believes that to the extent that he is successful in his investment endeavors, the greater the number of assets over time and the more significant his compensation from the Salient Group will be.

Securities Ownership of Portfolio Manager

The table below shows the dollar range of shares of the Fund beneficially owned as of December 31, 2010, by Mr. Thomas:

Master	Institutional	Registered	TEI
None (1)	None	None	None

(1)	$1,011,316 represents indirect beneficial ownership in the Master Fund held through other feeder funds that invest in the Master Fund.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

(c)
			Total Number	(d)
			of Shares	Maximum Number
			(or Units)	(or Approximate
			Purchases as	Dollar Value) of
	(a)	(b)	Part of	Shares (or Units)
	Total Value	Average Price	Publicly	that May Yet Be
	of Shares	Paid per	Announced	Purchased Under
	(or Units)	Share	Plans or	the Plans or
Period	Purchased	(or Unit)	Programs	Programs
January 1, 2010 through January 31, 2010	$—	N/A	N/A	N/A
February 1, 2010 through February 28, 2010	$—	N/A	N/A	N/A
March 1, 2010 through March 31, 2010	$—	N/A	N/A	N/A
April 1, 2010 through April 30, 2010	$—	N/A	N/A	N/A
May 1, 2010 through May 31, 2010	$—	N/A	N/A	N/A
June 1, 2010 through June 30, 2010	$—	N/A	N/A	N/A
July 1, 2010 through July 31, 2010	$—	N/A	N/A	N/A
August 1, 2010 through August 31, 2010	$—	N/A	N/A	N/A
September 1, 2010 through September 30, 2010	$—	N/A	N/A	N/A
October 1, 2010 through October 31, 2010	$—	N/A	N/A	N/A

November 1, 2010 through November 30, 2010	$—	N/A	N/A	N/A
December 1, 2010 through December 31, 2010	$—	N/A	N/A	N/A

Total	$—

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the fourth fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics that is subject to Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures pursuant to Item 7 are attached hereto.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Endowment Institutional Fund, L.P.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date: February 24, 2011

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date: February 24, 2011

By (Signature and Title)	/s/ A. Haag Sherman
A. Haag Sherman
Co-Principal Executive Officer

Date: February 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Co-Principal Executive Officer

Date: February 24, 2011

By (Signature and Title)	/s/ Andrew B. Linbeck
Andrew B. Linbeck
Co-Principal Executive Officer

Date: February 24, 2011

By (Signature and Title)	/s/ A. Haag Sherman
A. Haag Sherman
Co-Principal Executive Officer

Date: February 24, 2011

By (Signature and Title)	/s/ John E. Price
John E. Price
Principal Financial Officer

Date: February 24, 2011